               AG SERVICES OF AMERICA, INC.

                    EXHIBIT 10.21

AMENDMENT NO.1 TO THIRD AMENDED AND RESTATED LOAN AGREEMENT

     AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED LOAN AGREEMENT

     THIS AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED LOAN AGREEMENT is dated as of August 19, 1997, and is by and among AG SERVICES OF AMERICA, INC., an Iowa corporation (the "Borrower"); THE FINANCIAL INSTITUTIONS parties hereto from time to time as lenders (each, a "Bank" and collectively, the "Banks"), and COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "Rabobank Nederland", New York Branch ("Rabobank"), as agent for the Banks hereunder (in such capacity, the "Administrative Agent").



RECITALS

     The Borrower, the Banks and Rabobank entered into a Third Amended and Restated Loan Agreement, dated as of March 12, 1997, (the "Loan Agreement"), pursuant to which the Banks have established a line of credit in favor of the Borrower on the subject to the terms and conditions set forth therein. The parties desire to amend the Loan Agreement to modify certain terms and conditions of the Loan Agreement, all as more particularly set forth herein.


  NOW, THEREFORE, in consideration of the above premises and other good and valuable consideration, the sum and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1.    Amendments to Loan Agreement.

     (a) Section 1.02. Section 1.02 of the Loan Agreement is amended as follows:

          (i)  The definitions of "Borrowing Base Certificate",
          "Eligible Advance" and "Line of Credit Borrowing Base" are deleted and the following substituted in lieu thereof:

         "Borrowing Base Certificate" shall mean a report substantially in the form of Exhibit E to the Asset Securitization Credit Agreement which shall also contain such borrowing base and other information required by the Administrative Agent relative to Inventory, Eligible Inventory, Eligible Seed Financing Receivables, Seed Financing Receivables and Receivables.

          "Eligible Advance" as of the date of determination shall mean a Customer Advance in respect of a Customer Loan, which qualifies as, and meets the definition of, an "Eligible Advance" under the Asset Securitization Credit Agreement.

          "Line of Credit Borrowing Base" shall mean (a) on each date of determination during the months of March, April, May, June, July, August, September and October of each Fiscal Year, (i) an amount equal to the positive difference between the Borrowing Base on such date minus
          (ii) the aggregate principal amount of Triple-A
          Loans outstanding on such date and (b) on each date of determination during the months of March, November, December, January and February of each Fiscal Year, and amount equal to the positive difference between (iii) seventy-five percent(75.0%) of Net Aggregate Eligible Advances on such date minus (iv) the aggregate principal amount of Triple-A Loans outstanding on such date plus (c) on each date of determination prior to the Termination Date, sixty-five percent (65.0%) of the documented invoice value of Eligible Inventory on such date plus (d) on each date of determination date prior to the Termination Date, fifty percent (50.0%) of Eligible Seed Financing Receivables on such date.

          (ii) Definitions of "Eligible Seed Financing
          Receivables", "Eligible Inventory", "Inventory", and
          "Seed Financing Receivables" are added as follows:


          "Eligible Seed Financing Receivables" as of the date of determination shall mean Seed Financing Receivables of the Borrower in which the Banks have a valid and fully perfected first priority Lien free and clear of all other Liens, which have initial terms to maturity of not more than 15 months, no portion of which remains unpaid for more than 90 days after the original maturity date and which are not Acquired Customer Advances.

          "Eligible Inventory" as of the date determination shall mean Inventory of the Borrower in which the Banks have a valid and fully perfected first priority Lien free and clear of all other Liens and which has not been contributed by the Borrower to the capital of Ag Acceptance pursuant to the Asset Securitization Purchase and Contribution Agreement or purchased from the Borrower pursuant to the Asset Securitization Purchase and Contribution Agreement.

          "Inventory" shall mean "inventory" as such term is defined under

          Section 9-109 of the New York Uniform Commercial Code.

          "Seed Financing Receivables" means Eligible Advances of the Borrower arising in connection with customer Advances made by the Borrower to a Customer to finance such Customer's purchase of seed.


     (b) Section 2.04. Section 2.04(a) of the Loan Agreement is amended to read as follows:

           (a) Rate Prior to Delinquency. (i) Subject to the provisions of Section 2.04(b), each Advance comprised of Base Rate Loans shall bear interest at a rate per annum equal to the Base Rate plus one-half of one percent (.50%). The interest rate on Advance comprised of Base Rate Loans shall change as and when the Base Rate changes, effective as of the opening of business on the day on which such chance in the Base Rate becomes effective.

           (ii) Subject to the provisions of Section 2.04(b), each Advance comprised of Fed Funds Rate Loans shall bear interest at a rate per annum equal to the Fed Funds Rate plus two and one half percent (2.50%). The interest rate on Advance comprised of said Fed Funds Rate Loans shall change as and when the Fed Funds Rate changes, effective as of the opening of business on the day in which such change in the Fed Funds Rate becomes effective.

          (iii) Subject to the provisions of Section 2.04(b), each Advance comprised of LIBOR Loans shall bear interest as a rate per annum equal to the LIBOR Rate for the Interest Period in effect for such Advance plus two (2.00%).

           (iv) Interest on each Advance shall accrue from and including the first day of an Interest Period to but excluding the last day of such Interest Period or the day such Advance is paid in full if such day is other than the last day of such Interest Period.


     3.    Amendment Fee.   In  consideration  of  the  amendments
made to the Loan Agreement hereunder, the Borrower agrees to pay the agent a one-time, non-refundable amendment fee in the amount of $50,000.00 (the "Amendment Fee") which shall be due and payable at the time this Amendment is executed by the Borrower.

     4. Reaffirmation by Borrower; Collateral. The Borrower confirms and reaffirms in favor of each Bank all the Borrower's obligations and agreements under the Loan Agreement, as amended hereby and under each Loan Document to which it is a party and confirms, reaffirms an agrees the at payment of each Loan, each Note and the payment of all Indebtedness to each Bank under the Loan Agreement, as amended hereby, are and shall be secured by the Liens in the Collateral granted under the Loan Agreement, as amended hereby, and each Loan Document. The Borrower agrees to execute and deliver such documents, agreements, financing statements and amendments to the Loan Documents and to take such further action as may be necessary in order to vest and fully perfect in each Bank all Liens in Collateral as first priority Liens therein in each Bank to the extent required by the Loan Agreement.

     5. Representations and Warranties. In order to induce the Administrative Agent and each Bank to execute this Amendment, the Borrower represents and warrants as follows:

     (a) The Borrower has the power and authority to execute and perform this Amendment and the Loan Agreement, as amended hereby.

     (b) The execution, delivery and performance of this Amendment and the Loan Agreement, as amended hereby have been duly authorized by all required corporate action.

     (c) This Amendment and the Loan Agreement, as amended hereby, constitute legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms.

     (d) No authorization, approval, or other action by, and no notice to or filing with, any Governmental Body is required for the due execution, delivery and performance by the Borrower of this Amendment of the Loan Agreement, as amended hereby.

     (e) No default or Event of Default has occurred and is continuing.

     (f) All the representations and warranties of the Borrower contained in the Loan Agreement are true and correct on and as of the date hereof as though made on and as of such date except to the extent such representations and warranties relate solely to an earlier date.

     (g) There is no pending or threatened action or proceeding affecting the Borrower or any of its Subsidiaries before any Governmental Body which may materially adversely affect the condition, financial or otherwise, of operations of the Borrower.

     6. Conditions Precedent. This Amendment shall not be effective against any of the parties hereto unless and until
(a)  the Amendment  Fee  shall  have been paid to the

Administrative Agent and (b) the Administrative Agent has been furnished with (i) this Amendment, duly executed by all the parties hereto, (ii) certified copies of all corporate action taken by the Borrower, including resolutions of its Board of Directors, authorizing the execution, deliver, and performance of this Amendment and each other document to which it is a party and which is requires to be delivered pursuant to this Amendment, and (iii) all other documents, agreement, financing statements and amendments to Loan documents as necessary in order to grant and perfect each Lien in Collateral as first priority Liens in favor of the Banks to the extent required by the Loan Agreement, as amended hereby.

     7.    Miscellaneous.

     a. Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Loan Agreement to "this Agreement", this "Loan Agreement", "hereunder", "hereof", "herein" or words of like import shall mean and be a reference to the Loan Agreement as amended hereby, and each reference in the Notes and the other Loan Documents shall mean and be reference to the Loan Agreement, as amended hereby.

     b. All capitalized terms used and not otherwise defined herein shall have the same meaning herein as in the Loan Agreement.

     c. This Amendment may be executed in any number of counterparts or facsimile counterparts, each of which shall be an original and all of which shall constitute one agreement and it shall not be necessary in making proof of this Amendment to produce or account for more than one counterpart.

     d. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without regard to principles of conflicts of laws.

     e. The Borrower shall pay on demand all costs and expenses of the Administrative Agent and the Banks in connection with the preparation, review and negotiation of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees, expenses and out-of-pocket costs of counsel (who may be in-house counsel) for the Administrative Agent or the Banks with respect thereto, with respect to advising the Administrative Agent or the Banks as to its or their rights and responsibilities hereunder and thereunder and with respect to the enforcement of its or their rights hereunder, under any Note or under the Loan Agreement, as amended hereby, under any Loan Document and the maintenance or perfection of any Lien in Collateral (including compensation of all agents, attorneys and accountants employed by the Administrative Agent or the Bank with respect thereto). In addition, the Borrower shall pay any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, and agrees to save the

Administrative Agent and each Bank harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay taxes.

     f. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent or the Banks under the Loan Agreement, nor constitute a waiver of any provision of the Loan Agreement.

     g. This Amendment represents the final agreement by and among the Borrower, the Administrative Agent and the Banks as to the subject matter hereof and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreement between the parties.

     h. Except for the amendments made hereby, in all other respects the Loan Agreement and each other Loan Document shall remain in full force and effect.

     8. Acknowledgment. The Borrower hereby acknowledges receipt of a copy of this Amendment and each other document at any time executed by a debtor in connection with this Amendment or with the Indebtedness to the Banks under the Loan Agreement, as amended hereby.

     IMPORTANT:  READ BEFORE SIGNING.  THE TERMS OF THIS
     AGREEMENT SHOULD BE READ CAREFULLY BECAUSE ONLY THOSE
     TERMS IN WRITING ARE ENFORCEABLE.  NO OTHER TERMS OR
     ORAL PROMISES NOT CONTAINED IN THIS WRITTER CONTRACT
     MAY BE LEGALLY ENFORCED.  YOU MAY CHANGE THE TERMS OF
     THIS AGREEMENT ONLY BY ANOTHER WRITTER AGREEMENT.

IN WITNESS WHEROF, the Borrower, each Bank and the Administrative
Agent have
caused this agreement to be duly executed by their duly authorized officers, all as of the day and year above written.


                                 AG SERVICES OF AMERICA, INC.
                                 (Borrower)


                                 By: _________________________

                                      Henry C. Jungling,
                                      President



                                 By: _________________________

                                      Neil Stadlman,
                                      Vice President



                                 COOPERATIEVE CENTRALE RAIFFEISEN-
                                 BOERENLEENBANK B.A., "Rabobank
                                 Nederland", New York Branch
                                 (Administrative Agent and Bank)


                                 By: _________________________

                                      Name: __________________


                                      Title:__________________



                                 By: _________________________

                                      Name: __________________


                                      Title:__________________

                         AG SERVICES OF AMERICA, INC.

                              EXHIBIT 10.22

     AMENDMENT NO. 2 TO THIRD AMENDED AND RESTATED LOAN AGREEMENT

                    AMENDMENT NO. 2 TO THIRD AMENDED
                    AND RESTATED LOAN AGREEMENT


     THIS AMENDMENT NO. 2 TO THIRD AMENDED AND RESTATED LOAN AGREEMENT is dated as of April 19, 1998, and is by and among AG SERVICES OF AMERICA, INC., an Iowa corporation (the "Borrower"); THE FINANCIAL INSTITUTIONS parties hereto from time to time as lenders (each, a "Bank" and collectively, the "Banks"), and COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B A., "Rabobank Nederland", New York Branch ("Rabobank"), as agent for the Banks hereunder (in such capacity, the "Administrative Agent").


                         RECITALS

     The Borrower, the Banks and Rabobank entered into a Third Amended and Restated Loan Agreement, dated as of March 12, 1997, as amended by Amendment No.1 to Third Amended and Restated Loan Agreement, dated as of August 19, 1997 (as amended, the "Loan Agreement"), pursuant to which the Banks have established a line of credit in favor of the Borrower on and subject to the terms and conditions set forth therein. The parties desire to amend the Loan Agreement to establish a separate Credit Facility in favor of the Borrower and to modify certain terms and conditions of the Loan Agreement, all as more particularly set forth herein.


NOW, THEREFORE, in consideration of the above premises and other good and valuable consideration, the sum and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. Amendments to Loan Agreement. The Loan Agreement is amended as follows:

     (a) Section 1.02. Section 1.02 of the Loan Agreement is amended as follows:

          (i)  The definitions of each of the terms referenced in
SCHEDULE 1 .02A attached hereto shall replace the definition of such defined term set forth in Section 1.02 of the Loan Agreement.

          (ii) The defined terms set forth in SCHEDULE 1 .02B attached hereto are added to Section 1.02.

     (b) Section 2.02. Section 2.02 of the Loan Agreement is amended by deleting the reference to "Stated Line of Credit
Commitment Amount" and by substituting therefor "Line of Credit
Commitment". The Loan Agreement is amended accordingly.

     (c) Article II. Article II of the Loan Agreement in amended by adding a Section 2.20 thereto as follows:

     Section 2A.20. Reference to Advances. Each reference in this
Article II to "Advances" or an "Advance" shall mean and refer, respectively, to Line of Credit Advances and a Line of Credit
Advance.

     (d)  Article IIA. The Loan Agreement is amended by adding an
Article IIA which contains the terms, conditions and provisions set forth in SCHEDULE 'IA attached hereto.

     (e) Section 2.03. Each reference to "Loan" in Section 2.03 shall mean and refer to the "Total Line of Credit Loan". The Loan
Agreement is amended accordingly.

     (f) Section 12.10. Each reference to "Line of Credit Loans" in Section 12.10 shall mean and refer to "Loans". The Loan
Agreement is amended accordingly.

     (g)  Section 13.14. Each reference to "Line of Credit Loan" in
Section 13.14 shall mean and refer to "Loans". The Loan Agreement is amended accordingly.

     (h) Section 13.15. Each reference to "Line of Credit Loans" in Section 13.15 shall mean and refer to "Loans". The Loan
Agreement is amended accordingly.

     (i)  Exhibits and Schedules.

          (i) Exhibit G. Exhibit G to the Loan Agreement is deleted and Exhibit G attached hereto is substituted therefor.

          (ii) Exhibit H. An Exhibit H in the form of Exhibit H attached is added to the Loan Agreement.

          (iii) Schedule I. Schedule I to the Loan Agreement is amended and Schedule I attached hereto is substituted therefor.

     3. Reaffirmation by Borrower Collateral. The Borrower confirms and reaffirms in favor of each Bank all the Borrower 5 obligations and agreements under the Loan Agreement, as amended hereby, and under each Loan Document to which it is a party and confirms, reaffirms and agrees that payment of each Loan, each Note and the payment of all Indebtedness to each Bank under the Loan Agreement, as amended hereby, are and shall be secured by the Liens in the Collateral granted under the Loan Agreement, as amended hereby, including, without limitation, each Customer Loan (including each Intermediate Term Customer Loan) and related Customer Loan Documents and each Loan Document. The Borrower agrees to execute and deliver such documents, agreements, financing statements and amendments to the Loan Documents and to take such further action as may be necessary in order to vest and fully perfect in each Bank all Liens in Collateral as first priority Liens therein in each
Bank: to the extent required by the Loan Agreement.

     4. Representations and Warranties. In order to induce the Administrative Agent and each Bank to execute this Amendment, the Borrower represents and warrants as follows:

     (a) The Borrower has the power and authority to execute and perform this Amendment and the Loan Agreement, as amended hereby.

     (b) The execution, delivery and performance of this Amendment and the Loan Agreement, as amended hereby, have been duly authorized by all required corporate action.

     (c) This Amendment, the Intermediate Term Credit Note and the Loan Agreement, as amended hereby, constitute legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms.

     (d) No authorization, approval, or other action by, and no notice to or filing with, any Governmental Body is required for the due execution, delivery and performance by the Borrower of this Amendment of the Loan Agreement, as amended hereby.

     (e) No Default or Event of Default has occurred and is continuing.

     (f) All the representations and warranties of the Borrower contained in the Loan Agreement are true and correct on and as of the date hereof as though made on and as of such date, except to the extent such representations and warranties relate solely to an earlier date.

     (g) There is no pending or threatened action or proceeding affecting the Borrower or any of its Subsidiaries before any Governmental Body which may materially adversely affect the condition, financial or otherwise, or operations of the Borrower.

     5. Conditions Precedent. This Amendment shall not be effective against any of the parties hereto unless and until the Administrative Agent has been furnished with the following:

     (a)  This Amendment, duly executed by all the parties hereto.

     (b)  The Intermediate Term Credit Note, duly executed by the
Borrower.

     (c) Certified copies of all corporate action taken by the Borrower, including resolutions of its Board of Directors, authorizing the execution, delivery, and performance of this

Amendment and each other document to which it is a party and which is required to be delivered pursuant to this Amendment.

     (d) An Intercreditor Agreement in form and content satisfactory to the Administrative Agent, between the Borrower and Ag Acceptance pertaining to their relative priorities in collateral securing loans and advances made to common Customers, duly executed by the Borrower and Ag Acceptance and consented to and approved by CapMAC, Triple-A One and Rabobank.

     (e) A certificate of the Secretary or an Assistant Secretary of the Borrower as to (i) the Articles of Incorporation and the Bylaws of the Borrower having not been amended, modified or changed in any manner since March 12, 1997, and (ji) the incumbency of the officer or officers of the Borrower who sign this Amendment, the Intermediate Term Credit Note and such other documents, instruments, amendments and modifications to be executed by the Borrower in connection with this Amendment, including therein a signature specimen of such officer or officers.

     (f) The favorable written opinion of legal counsel to the Borrower, in form, content and substance satisfactory to the Administrative Agent, to the effect that (i) this Amendment, the Intermediate Term Credit Note, the Intercreditor Agreement and such other documents, instruments, amendments and modifications to be executed by the Borrower in connection with or pursuant to this Amendment have been duly authorized by all necessary corporate action on behalf of the Borrower and each has been duly executed and delivered on behalf of the Borrower and are valid, binding and enforceable against the Borrower in accordance with the terms thereof, (ii) to the knowledge of such counsel, there is no provision in any indenture, contract or agreement to which the Borrower is a party or by which it is bound which prohibits the execution and delivery by the Borrower of this Amendment, the Intermediate Term Credit Note, the Intercreditor Agreement or any such other document, instrument, amendment or modification to be executed by the Borrower in connection with or pursuant to this Amendment or which prohibits the performance or observance by a Borrower of this Amendment, the Intermediate Term Credit Note, the Intercreditor Agreement or any such other document, instrument, amendment or modification to be executed by the Borrower in connection with or pursuant to this Amendment and covering such other matters as the Administrative Agent shall reasonably request.

     (g) All other documents, agreements, financing statements and amendments to Loan Documents as necessary in order to grant and perfect each Lien in Collateral as first priority Liens in favor of the Banks to the extent required by the Loan Agreement, as amended hereby.

     6.   Miscellaneous.

     (a) Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Loan Agreement to "this Agreement", this "Loan Agreement", "hereunder", "hereof', "herein" or words of like import shall mean and be a reference to the Loan Agreement as amended hereby, and each reference in the Notes and the other Loan Documents shall mean and be reference to the Loan Agreement, as amended hereby.

     (b) All capitalized terms used and not otherwise defined herein shall have the same meaning herein as in the Loan Agreement, as amended hereby.

     (c) This Amendment may be executed in any number of counterparts or facsimile counterparts, each of which shall be an original and all of which shall constitute one agreement and it shall not be necessary in making proof of this Amendment to produce or account for more than one counterpart.

     (d) This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without regard to principles of conflicts of laws.

     (e) The Borrower shall pay on demand all costs and expenses of the Administrative Agent and the Banks in connection with the preparation, review and negotiation of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees, expenses and out-of-pocket costs of counsel (who may be in-house counsel) for the Administrative Agent or the Banks with respect thereto, with respect to advising the Administrative Agent or the Banks as to its or their rights and responsibilities hereunder and thereunder and with respect to the enforcement of its or their rights hereunder, under any Note or under the Loan Agreement, as amended hereby, under any Loan Document and the maintenance or perfection of any Lien in Collateral (including compensation of all agents, attorneys and accountants employed by the Administrative Agent or the Bank with respect thereto). In addition, the Borrower shall pay any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, and agrees to save the Administrative Agent and each Bank harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay taxes. The Borrower shall not be required to pay or reimburse the Administrative Agent more than $7,500 for legal fees (which shall not include related out-of-pocket expenses of legal counsel) incurred by the Administrative Agent in connection with the preparation, review and negotiation of this Amendment and the other instruments and documents to be delivered hereunder.

     (f) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the

Administrative Agent or the Banks under the Loan Agreement, nor constitute a waiver of any provision of the Loan Agreement.

     (g) This Amendment represents the final agreement by and among the Borrower, the Administrative Agent and the Banks as to the subject matter hereof and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

     (h) Except for the amendments made hereby, in all other respects the Loan Agreement and each other Loan Document shall remain in full force and effect.

     7. Acknowledgement. The Borrower hereby acknowledges receipt of a copy of this Amendment, the Intermediate Term Credit Note, the Intercreditor Agreement and each other document at any time executed by a debtor in connection with this Amendment or with the Indebtedness to the Banks under the Loan Agreement, as amended hereby.

IMPORTANT: READ BEFORE SIGNING. THE TERMS OF THIS AGREEMENT SHOULD BE READ CAREFULLY BECAUSE ONLY THOSE TERMS IN WRITING ARE
ENFORCEABLE. NO OTHER TERMS OR ORAL PROMISES NOT CONTAINED IN THIS WRITTEN CONTRACT MAY BE LEGALLY ENFORCED. YOU MAY CHANGE THE TERMS OF THIS AGREEMENT ONLY BY ANOTHER WRITTEN AGREEMENT.

IN WITNESS WHEREOF, the Borrower, each Bank and the Administrative Agent have caused this Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written

                    AG SERVICES OF AMERICA, INC
                    (Borrower)


                    By:  ___________________________
                         Henry C. Jungling
                         President


                    By:  ___________________________
                         Neil Stadlman,
                         Vice President




                    COOPERATIEVE CENTRALE RAIFFEISENBOERENLEENBANK
                    B.A., "Rabobank Nederland", New York Branch
                    (Administrative Agent and Bank)


                    By:  ___________________________

                    Name: _____________________________

                    Title: ______________________________


                    By:  ___________________________

                    Name: ___________________________

                    Title: ______________________________

                         SCHEDULE I


               COMMITMENTS AND LENDING OFFICES

                    Lending Offices



Name of Bank                            Lending Office
---------------------                   -------------------
Cooperatieve Centrale Raiffeisen-       Rabobank Nederland
Boerenleenbank B.A. "Rabobank           245 Park Avenue
Nederland", New York Branch             New York, New York  10167

                    Line of Credit Commitments
                              and
               Total Line of Credit Commitment



Name of Bank                            Line of Credit Commitment
----------------------                  -------------------------

Cooperatieve Centrale Raiffeisen-       $8,500,000.00
Boerenleenbank B.A. "Rabobank
Nederland", New York Branch





          Total Line of Credit Commitment $8,500,000.00

               Intermediate Term Credit Commitments
                              and
               Total Intermediate Term Credit Commitment



                                        Intermediate Term
Name of Bank                            Credit Commitment
------------------------------          -----------------

Cooperatieve Centrale Raiffeisen-       $20,000,000.00
Boerenleenbank B.A. "Rabobank
Nederland", New York Branch





     Total Intermediate Term Credit Commitment $20,000,000.00

                         SCHEDULE 1.02A

                    REPLACEMENT DEFINED TERMS



     "Advance" shall mean each Line of Credit Advance made by the Banks on a single date or each Intermediate Term Advance made by the Banks on a single date, or both, as the context dictates.

     "Base Rate Loan" shall mean each Line of Credit Loan or each Intermediate Term Loan bearing interest at a rate determined by reference to the Base Rate, or both, as the context dictates.

      "Borrowing Base Certificate" shall mean a report substantially in the form of Exhibit E to the Asset Securitization Credit Agreement and otherwise acceptable to the Administrative Agent and which shall also contain such borrowing base and other information required by the Administrative Agent relative to Inventory, Eligible Inventory, Eligible Seed Financing Receivables, Seed
Financing Receivables, Receivables, Intermediate Term Customer
Loans and related Customer Collateral and the Intermediate Term
Credit Borrowing Base.

      "Borrowing Base Deficit" shall mean, at any time, the amount, if any, by which the then outstanding principal amount of the Total
Line of Credit Loan exceeds the Line of Credit Borrowing Base then in effect.

      "Commitment" shall mean each Bank's obligation, if any, to make Line of Credit Loans and Intermediate Term Loans to the Borrower hereunder.

      "Customer Collateral" shall mean the collateral and Property in which a Lien has been granted, or which has been assigned, to the Borrower to secure payment of a Customer Loan or other Indebtedness owed to the Borrower by a Customer, including, without limitation
(a) all of the Borrower's right, title and interest in and to the payments to be made by the Customer and any other rights which are assignable under the related Customer Loan Documents, (b) all security interests or liens and property subject thereto from time to time purporting to secure payment of such Customer Loan, whether pursuant to the Customer Loan Documents related to such Customer
Loan or otherwise, including, without limitation, all interest in Crop Insurance with respect to such property, all Equipment and all Real Estate (c) all Records, (d) guaranties and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Customer Loan whether pursuant to the Customer Loan Documents related to such Customer Loan or otherwise, and (e) all rights under warranties, indemnities, insurance with respect to the Customer Loans, the related Customer Loan Documents or other Customer Collateral described above.

      "Fed Funds Rate Loan" shall mean each Line of Credit Loan and each Intermediate Term Loan bearing interest at a rate determined by reference to the Fed Funds Rate.

      "Fixed Rate Loan" shall mean each Line of Credit Loan bearing interest determined by reference to the LIBO Rate or each Intermediate Term Loan bearing interest determined by reference to the LIBO Rate, or both, as the context dictates.

      "Interest Period" shall mean (a) as to any Advance comprised of Fixed Rate Loans, the period commencing on the date such Advance is made, or on the last day of the immediately preceding Interest
Period applicable to such Advance, as the case may be, and ending, on the numerically corresponding day (or if there is no numerically corresponding day, on the last day) in the calendar month that is 1, 2 or 3 months thereafter in the case of an Advance which is a Line of Credit advance, or in the calendar month that is 1, 2, 3 or 6 months thereafter, in the case of an Advance which is an Intermediate Term Credit Advance, as the Borrower may select, and
(b) as to any Advance comprised of Variable Rate Loans, the period commencing on the date such Advance is made or on the last day of the immediately preceding Interest Period applicable to such Advance, as the case may be and ending on the earlier to occur of
(i) the date such Advance is converted to or refinanced as a Fixed Rate Loan or as a Variable Rate Loan whose interest rate is determined by reference to a different Type of Variable Rate or
(ii) the Termination Date; provided, however, (x) each Interest Period applicable to an Advance comprised of Fixed Rate Loans that commences on the last Business Day of a calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last
Business Day of the appropriate subsequent calendar month; (y) no Interest Period may extend beyond the Line of Credit Maturity Date, in the case of each Advance which is a Line of Credit Advance, or the Intermediate Term Credit Maturity Date, in the case of each Advance which is an Intermediate Term Credit Advance; and (z) if an Interest Period would end on a day that is not a Business Day, such Interest Period shall be extended to the next Business Day unless such Business Day would fall in the next calendar month, in which event such Interest Period shall end on the immediately preceding Business Day.

     "Line of Credit Advance" shall mean a group of Line of Credit Loans of a single Type made by the Banks on a single date and as to which a single Interest Period is in effect.

     "Loan" shall mean the aggregate of all outstanding Line of Credit Loans of the Banks and the aggregate of all outstanding
Intermediate Term Credit Loans of the Banks.

     "Loan Fees" shall mean the Line of Credit Facility Fee, the
Intermediate Term Credit Facility Fee and each Default Fee.

      "Termination Date" shall mean the earliest of (a) the Line of Credit Maturity Date or (b) the Intermediate Term Credit Maturity
Date, or (c) the date on which the Commitments are terminated pursuant to Section 10.02(a) hereof

      "Type", when used in respect of an Advance or a Loan, shall refer to the Rate by reference to which interest on such Advance or Loan is determined. For purposes hereof, the term "Rate" shall include the LIBO Rate, the Base Rate or the Fed Funds Rate.

                         SCHEDULE I


               COMMITMENTS AND LENDING OFFICES

                    Lending Offices


Name of Bank                            Lending Office
---------------------                   --------------

Cooperatieve Centrale Raiffeisen-       Rabobank Nederland
Boerenleenbank B.A. "Rabobank           245 Park Avenue
Nederland", New York Branch             New York, New York 10167

                         Line of Credit Commitments
                                   and
                         Total Line of Credit Commitment


Name of Bank                            Line of Credit Commitment
------------------------                -------------------------

Cooperatieve Centrale Raiffeisen-       $8,500,000.00
Boerenleenbank B.A. "Rabobank
Nederland", New York Branch






               Total Line of Credit Commitment $8,500,000.00

               Intermediate Term Credit Commitments
                              and
               Total Intermediate Term Credit Commitment


                                        Intermediate Term
Name of Bank                            Credit Commitment
-----------------------                 ------------------

Cooperatieve Centrale Raiffeisen-       $20,000,000.00
Boerenleenbank B.A. "Rabobank
Nederland", New York Branch






     Total Intermediate Term Credit Commitment $20,000,000.00

                         SCHEDULE 1.02A

                    REPLACEMENT DEFINED TERMS


     "Advance" shall mean each Line of Credit Advance made by the Banks on a single date or each Intermediate Term Advance made by the Banks on a single date, or both, as the context dictates.

     "Base Rate Loan" shall mean each Line of Credit Loan or each Intermediate Term Loan bearing interest at a rate determined by reference to the Base Rate, or both, as the context dictates.

     "Borrowing Base Certificate" shall mean a report substantially in the form of Exhibit E to the Asset Securitization Credit Agreement and otherwise acceptable to the Administrative Agent and which shall also contain such borrowing base and other information required by the Administrative Agent relative to Inventory, Eligible Inventory, Eligible Seed Financing Receivables, Seed Financing Receivables, Receivables, Intermediate Term Customer Loans and related Customer Collateral and the Intermediate Term Credit Borrowing Base.

     "Borrowing Base Deficit" shall mean, at any time, the amount, if any, by which the then outstanding principal amount of the Total Line of Credit Loan exceeds the Line of Credit Borrowing Base then in effect.

     "Commitment" shall mean each Bank's obligation, if any, to make Line of Credit Loans and Intermediate Term Loans to the
Borrower hereunder.

     "Customer Collateral" shall mean the collateral and Property in which a Lien has been granted, or which has been assigned, to the Borrower to secure payment of a Customer Loan or other Indebtedness owed to the Borrower by a Customer, including, without limitation (a) all of the Borrower's right, title and interest in and to the payments to be made by the Customer and any other rights which are assignable under the related Customer Loan Documents, (b) all security interests or liens and property subject thereto from time to time purporting to secure payment of such Customer Loan, whether pursuant to the Customer Loan Documents related to such Customer Loan or otherwise, including, without limitation, all interest in Crop Insurance with respect to such property, all Equipment and all Real Estate (c) all Records, (d) guaranties and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Customer Loan whether pursuant to the Customer Loan Documents related to such Customer Loan or otherwise, and (e) all rights under warranties, indemnities, insurance with respect to the Customer Loans, the related Customer Loan Documents or other Customer Collateral described above.

     "Fed Funds Rate Loan" shall mean each Line of Credit Loan and each Intermediate Term Loan bearing interest at a rate determined by reference to the Fed Funds Rate.

     "Fixed Rate Loan" shall mean each Line of Credit Loan bearing interest determined by reference to the LIBO Rate or each Intermediate Term Loan bearing interest determined by reference to the LIBO Rate, or both, as the context dictates.

     "Interest Period" shall mean (a) as to any Advance comprised of Fixed Rate Loans, the period commencing on the date such Advance is made, or on the last day of the immediately preceding Interest Period applicable to such Advance, as the case may be, and ending, on the numerically corresponding day (or if there is no numerically corresponding day, on the last day) in the calendar month that is 1, 2 or 3 months thereafter in the case of an Advance which is a Line of Credit advance, or in the calendar month that is 1, 2, 3 or 6 months thereafter, in the case of an Advance which is an Intermediate Term Credit Advance, as the Borrower may select, and
(b) as to any Advance comprised of Variable Rate Loans, the period commencing on the date such Advance is made or on the last day of the immediately preceding Interest Period applicable to such Advance, as the case may be and ending on the earlier to occur of
(i) the date such Advance is converted to or refinanced as a Fixed Rate Loan or as a Variable Rate Loan whose interest rate is determined by reference to a different Type of Variable Rate or
(ii) the Termination Date; provided, however, (x) each Interest Period applicable to an Advance comprised of Fixed Rate Loans that commences on the last Business Day of a calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Business Day of the appropriate subsequent calendar month; (y) no Interest Period may extend beyond the Line of Credit Maturity Date, in the case of each Advance which is a Line of Credit Advance, or the Intermediate Term Credit Maturity Date, in the case of each Advance which is an Intermediate Term Credit Advance; and (z) if an Interest Period would end on a day that is not a Business Day, such Interest Period shall be extended to the next Business Day unless such Business Day would fall in the next calendar month, in which event such Interest Period shall end on the immediately preceding Business Day.

     "Line of Credit Advance" shall mean a group of Line of Credit Loans of a single Type made by the Banks on a single date and as to which a single.

     "Loan" shall mean the aggregate of all outstanding Line of Credit Loans of the Banks and the aggregate of all outstanding
Intermediate Term Credit Loans of the Banks.

     "Loan Fees" shall mean the Line of Credit Facility Fee, the
Intermediate Term Credit Facility Fee and  each Default Fee.

     "Termination Date" shall mean the earliest of (a) the Line of Credit Maturity Date or (b) the Intermediate Term Credit Maturity Date, or (c) the date on which the Commitments are terminated pursuant to Section 10.02(a) hereof

     "Type", when used in respect of an Advance or a Loan, shall refer to the Rate by reference to which interest on such Advance or Loan is determined. For purposes hereof, the term "Rate" shall include the LIBOR Rate, the Base Rate or the Fed Funds Rate.

                         SCHEDULE 1.02B

                    ADDITIONAL DEFINED TERMS




          "Collateral Allocation Amount" shall mean, with respect to any Primary Intermediate Term Customer Collateral securing payment of a Customer Crop Input Loan to a Customer, the collateral value thereof, if any, allocated and used by the Borrower to support the credit limit established by the Borrower for such Customer Crop Input Loan in accordance with the Credit Policy as set forth in the Collateral Allocation Summary most recently furnished to the Bank.

          "Collateral Allocation Summary" shall mean a written allocation summary, in form and content satisfactory to the Administrative Agent and completed and signed by a responsible officer of the Borrower, setting forth the Customer Allocation Amount allocated and used by the Borrower to support a credit limit established by the Borrower in respect of a Customer Crop Input Loan and specifying the Customer Crop Input Loan and amount of the credit limit established therefor.

          "Crop Input Collateral" shall mean, in respect of a Customer Crop Input Loan, the crops securing such Customer Crop Input Loan and Crop Insurance relating to or covering such Crops and the entitlement and payments due or to become due in accordance with or under applicable government programs which have been assigned to the Borrower to secure payment of such Customer Crop Input Loan.

          "Customer Claim" means any dispute, claim, offset or defense of the Customer of a Customer Loan, including, without limitation, the defense of usury, or any other claim of such Customer against or adjustment to such Customer Loan resulting from the transaction out of which such Customer Loan arose or any related or unrelated transaction.

          "Customer Concentration Limit" shall mean, as of any date of determination, with respect to a Customer under an Intermediate Term Customer Loan, the amount equal to the highest aggregate unpaid principal balance of Customer Loans made to such Customer on any single day during the 14 month period immediately preceding such date; provided, however, the Customer Concentration Limit with respect to a Customer shall be calculated as if such Customer and all of such Customer's Affiliates were one Customer.

          "Customer Crop, Input Loan" shall mean a Customer Loan made by the Borrower to a Customer to finance products and inputs associated with current growing year crops and which is secured by such crops.

          "Debtor Relief Laws" shall have the meaning attributed to it is the Credit Agreement.

          "Delinquent Intermediate Term Customer Loan" shall mean, as of any date of determination, any Intermediate Term Customer Loan with respect to which (a) any required payment or portion thereof remains unpaid more than 60 days past the original due date of such payment, (b) a material default exists (whether material or otherwise, (c) there is in effect any waiver by the Borrower of any material default or (d) any event or circumstance exists that would, with notice, the passage of time or both, become a material default in respect of such Intermediate Term Loan.

          "Eligible Intermediate Term Advance" means, at any time, a Customer Advance in respect of an Intermediate Term Customer
Loan:

     (a) which is currently owing under an Intermediate Term Customer Loan Note which has been duly authorized and which, together with the related Customer Loan Documents, is in full force and effect and constitutes the legal, valid and binding obligation of the Customer of such Customer Advance to pay the outstanding principal amount of such Customer Advance and interest thereon, and the related Customer Loan Documents are enforceable against such Customer in accordance with their respective terms except as limited by Debtor Relief Laws and except as such enforceability may be limited by general provisions of equity;

     (b) which arose in the ordinary course of business of the Borrower under Customer Loan Documents, the performance of which
have been completed by the    Borrower and by all other parties
other than the Customer, and all advances, goods or    services in
connection therewith have been delivered to or performed for the Customer;

     (c) the Customer of which is not also a Customer in respect of a Delinquent Intermediate Term Customer Loan;

     (d) the Customer of which is not the Customer of any Customer Loan which has been, or which pursuant to the Credit Policy should be, written off as uncollectible;

     (e)  the Customer of which is not a Governmental Body;

     (f) which, together with the Customer Loan Documents related thereto, is an "account", a "general intangible", "chattel paper" or an "instrument" within the meaning of the UCC of all jurisdictions which govern the perfection of the Borrower's interest therein;

     (g) with respect to which all material consents, licenses, approvals or authorizations of, or registrations or declarations with, any Governmental Body required to be obtained, effected or given in connection with the making of such Customer Advance have been duly obtained, effected or given and are in full force and effect;

     (h) the Customer of which is not an Affiliate of any of the parties hereto;

     (i) the Customer in respect of which is organized in and a resident of the United States;

     (j)  which is denominated and payable only in United States
Dollars in the United States;

     (k) which (i) in the case of a Customer Advance comprising an Intermediate Term Customer Loan which is an Intermediate Term Customer Loan-Real Estate, has a final maturity date which is not later than seven years after the date of the initial Customer Advance with respect thereto and has an amortization of principal or of principal and interest over a period of not more than 15 years and (ii) in the case of a Customer Advance comprising an Intermediate Term Customer Loan which is in Intermediate Term Customer Loan-Equipment, has a fixed maturity date which is not later than five years after the date of the initial Customer Advance with respect thereto;

     (l) which bears interest either (i) at a fluctuating per annum rate equal to or in excess of the prime rate as reported in the Midwestern edition of the Wall Street Journal as in effect from time to time (or, if less, the maximum non-usurious rate), or (ii) in respect of Customers who are residents of Arkansas, at a fixed interest rate per annum, which as of the date of the Note, is equal to or in excess of the prime rate as reported in the Midwestern edition of the Wall Street Journal as in effect on such date (or, if less, the maximum non-usurious rate);

     (m) which, together with the Customer Loan Documents related thereto, does not contravene in any material respect any laws, rules or regulations applicable thereto (including, without limitation, laws, rules and regulations relating to usury, truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy) and with respect to which no party to the Customer Loan Documents related thereto is in material violation of any such law, rule or regulation in any respect;

     (n) which is prepayable without penalty and, together with the related Customer Loan Documents and related Customer
Collateral, is fully assignable;

     (o) which has been originated pursuant to and satisfies in all material respects all applicable requirements of the Credit
Policy;

     (p) with respect to which only one current original Customer Note exists, which Customer Note has been delivered to the Custodian;

     (q) which is secured by a perfected security interest in the related Customer Collateral granted in favor of the Borrower, which security interest has the priority required for such security interest in the related Customer Loan Documents and the Credit Policy;

     (r) which has not been compromised, adjusted or similarly modified and is not subject to any Customer Claims whatsoever and which did not arise pursuant to Customer Loan Documents giving the Customer an explicit right of offset;

     (s)  which was made under the existing Customer Loan
Documents, which Customer Loan Documents have not been modified for negative credit reasons, except as agreed to by the Administrative Agent;

     (t) with respect to which the Customer Loan Documents are complete in accordance with the Credit Policy;

     (u) which Intermediate Term Customer Loan has not been classified by the Borrower as "doubtful" or "loss" under the Credit Policy;

     (v) the unpaid principal balance of which at no time exceeds the Primary Intermediate Term Customer Sub-Limit in respect of the Primary Intermediate Term Customer Collateral securing payment of such Intermediate Term Customer Loan minus (i) the unpaid balance at such time of other Indebtedness (including unpaid interest) secured by Liens in such Primary Intermediate Term Customer Collateral which have priority over or rank equally with or to the Lien in such Primary Intermediate Term Customer Collateral securing payment of such Intermediate Term Customer Loan minus (ii) the amount of any Lien against such Primary Intermediate Term Customer Collateral for taxes or assessment or other governmental charges or levies which are at such time due, delinquent or payable minus
(iii) the Collateral Allocation Amount, if any, applicable to such Primary Intermediate Term Customer Collateral;

     (x)  which is secured by a perfected Lien in Primary
Intermediate Term Customer Collateral granted in favor of the Borrower pursuant to the Customer Loan Documents related to such Intermediate Term Customer Loan;

     (y) the Customer in respect of which is also a Customer under a Customer Crop Input Loan at the time the initial Customer Advance in respect of such Intermediate Term Customer Loan is made;

     (z) which is secured by the Crop Input Collateral securing payment of the Customer Crop Input Loan to the Customer which is also the Customer under such Intermediate Term Customer Loan;

     (aa) which does not refinance an outstanding Customer Loan originally made as a Customer Crop Input Loan;

     (bb) the Customer Concentration Limit of the Customer with respect to which does not exceed $3,525,000.00; and

     (cc) which the Administrative Agent has not notified the Servicer or the Borrower that the Administrative Agent has determined, in its sole discretion, that such Customer Loan is not acceptable for eligibility hereunder.

     "Equipment" shall mean equipment and materials used for agricultural or farming purposes.

     "Intermediate Term Credit" shall have the meaning attributed to it in Section 2A.0l hereof

     "Intermediate Term Credit Advance" shall mean a group of Intermediate Term Credit Loans of a single Type made by the Banks on a single date and as to which a single Interest Period is in effect.

     "Intermediate Term Credit Adjustment Factor" shall mean, at anytime, an amount equal to the aggregate of the following amounts computed for each Customer of an Eligible Intermediate Term
Advance (calculated as if such Customer and all Related Customers of such Customer were one Customer): the excess of (a) the aggregate outstanding principal amount of Eligible Intermediate Term Advances (if any) extended to a Customer over (b) the aggregate credit limit amounts established for such Customer by the Borrower in ac6~rdance with the Credit Policy in respect of the Customer Crop Input Loan of such Customer.

     "Intermediate Term Credit Applicable Percentage" shall mean, at any time with respect to a Bank, the percentage equivalent (expressed as a decimal, rounded to the ninth decimal place) at such time of such Bank's Intermediate Term Credit Commitment divided by the Total Intermediate Term Credit Commitment at such time.

     "Intermediate Term Credit Borrowing Base" shall mean, at any time, eighty-five percent (85.0%) of Net Aggregate Eligible
Intermediate Term Advances at such time.

     "Intermediate Term Credit Borrowing Base Deficit" shall mean, at any time, the amount, if any, by which the then outstanding principal amount of the Total Intermediate Term Credit Loan exceeds the Intermediate Term Credit Borrowing Base then in effect.

     "Intermediate Term Credit Commitment" shall mean, at any time with respect to a Bank, the principal amount set forth besides such Bank's name under the hearing "Intermediate Term Credit Commitments" on Schedule I hereto on or the signature page of the Assignment Certificate pursuant to which such Bank becomes a Bank hereunder in accordance with the provisions of Section 3.14 hereof

     "Intermediate Term Credit Facility Fee" shall have the meaning attributed to it in Section 2A.08 hereof

     "Intermediate Term Credit Loan" shall mean each revolving loan made by a Bank to the Borrower pursuant to Section 2A.01 hereof
Each Intermediate Term Credit Loan shall be a Fixed Rate Loan, a
Base Rate Loan or a Fed Funds Rate Loan.

     "Intermediate Term Credit Maturity Date" shall mean February
28, 2000.

     "Intermediate Term Credit Note" shall have the meaning attributed to it in Section 2A.02 hereof

     "Intermediate Term Customer Loan" shall mean any advance or loan receivable (a) evidenced by an Intermediate Term Customer Loan
Note in which the Administrative Agent and each Bank have been granted prior perfected first Liens, (b) comprised of one or more discretionary advances made by the Borrower from time to time, arising from the extension of credit to a Customer by the Borrower in the ordinary course of its business which is an "intermediate loan" as such term is generally used in the Credit Policy and (c) which is not a Customer Crop Input Loan and shall include, without limitation, all monies due or owing, all cash collections and other cash proceeds and all other amounts received from time to time with respect to such loan receivable and all proceeds (including, without limitation, "proceeds" as defined in the UCC of the jurisdiction the law of which governs the perfection of the security interest in the Intermediate Term Customer Loans subject to this Agreement) thereof

     "Intermediate Term Customer Loan Note" means any promissory note evidencing the indebtedness of a Customer under an Intermediate Term Customer Loan and each Customer Advance made in respect thereof, together with any modifications thereto.

     "Intermediate Term Customer Loan-Equipment" shall mean Customer Advances comprising an Intermediate Term Customer Loan (a) made to a Customer to finance the acquisition of Equipment by such Customer or to refinance a loan made to finance the acquisition of Equipment by such Customer and (b) which is secured by a Lien in such Equipment and proceeds thereof

     "Intermediate Term Customer Loan-Real Estate" shall mean Customer Advances comprising an Intermediate Term Customer Loan made to a Customer to finance the acquisition of Real Estate by such Customer or to refinance a loan made to finance the acquisition of Real Estate by such Customer and (b) which is secured by a Lien in such Real Estate and proceeds thereof

     "Net Aggregate Eligible Intermediate Term Advances" shall mean, at any time, the aggregate outstanding principal balance of the Eligible Intermediate Term Advances outstanding at such time minus the Intermediate Term Credit Factor Adjustment at such time.

     "Permitted Encumbrances" shall mean, with respect to any Customer Collateral securing payment of Customer Loan, liens against such Customer Collateral (i) which are by statute granted priority over the lien therein granted to the Borrower pursuant to the Customer Loan Documents or (ii) which secure Indebtedness to Persons other than the Borrower which has been deducted by the Borrower in setting the credit limit for the related Customer.

     "Primary Intermediate Term Customer Collateral" shall mean, with respect to an Intermediate Term Customer Loan, the Real Estate securing payment of such Customer Loan and the Equipment securing payment of such Customer Loan.

     "Primary Intermediate Term Customer Collateral Sub-Limit" shall mean, at any time, with respect to the Primary Intermediate Term Customer Collateral securing payment of an Intermediate Term Customer Loan, the sum of (a) the lesser of (i) seventy percent (70.0%) of the appraised value of such Primary Intermediate Term Customer Collateral which is Real Estate or (ii) the prevailing (or actual) cash rent value of such Real Estate divided by 7.0% plus
(b) sixty percent (60.0%) of the market value (established in accordance with the Credit Policy) for such Primary Intermediate Term Customer Collateral which is Equipment.

     "Real Estate" shall mean land, and any buildings, improvements and fixtures thereon, used for agricultural or farming purposes.

     "Related Customer" shall mean, with respect to any Customer, at any time, (a) all Affiliates of such Customer and (b) all the lineal descendants and ascendants of such Customer, all brothers, sisters, step-mothers, step-sisters, half-brothers and half-sisters of such Customers and the spouse of any of the foregoing.

     "Stated Line of Credit Commitments" shall mean, at any time with respect to a Bank, the Line of Credit Commitment and the Intermediate Term Credit Commitment of such Bank.

     "Total Intermediate Term Credit Advance" shall mean the aggregate amount of all Intermediate Term Credit Advances made by the Banks on the same Borrowing Date.

     "Total Intermediate Term Credit Commitment' shall mean the aggregate amount of the Intermediate Term Credit Commitments of all the Banks.

     "Total Intermediate Term Credit Loan" shall mean the aggregate of all outstanding Intermediate Term Credit Loans of the Banks

     "Total Line of Credit Advance" shall mean the aggregate amount of all Line of Credit Advances made by the Banks on the same
Borrowing Date.

     "Total Line of Credit Commitment" shall mean the aggregate amount of the Line of Credit Commitments of all the Banks.

     "Total Line of Credit Loan" shall mean the aggregate of all outstanding Line of Credit Loans of the Banks

     "Total Stated Line of Credit Commitment" shall mean the aggregate of the Stated Line of Credit Commitments of all the Banks.

     "UCC" shall have the meaning attributed to it in the Asset
Securitization Credit Agreement.

                         SCHEDULE IIA

                    INTERMEDIATE TERM CREDIT




                         ARTICLE IIA

          AMOUNT AND TERMS OF INTERMEDIATE TERM CREDIT

          Section 2A.01 Intermediate Term Credit Facility. (a) Intermediate Term Credit. Subject to the terms and conditions hereof, a line of credit arrangement is established by the Banks in favor of the Borrower (the "Intermediate Term Credit") whereby each Bank agrees, severally and not jointly, to make advances and loans to the Borrower, on such Borrowing Dates prior to March 1, 1999, as the Borrower shall select, on a prorata basis as to each such Intermediate Term Credit Advance requested by the Borrower on such Borrowing Date determined by such Bank's Intermediate Term Credit Applicable Percentage in an amount up to but not exceeding the Intermediate Term Credit Commitment of such Bank; provided, however, that the Banks will not be required and shall have no obligation to make any Intermediate Term Credit Loan (i) so long as a Default or Event of Default has occurred and is continuing, or
(ii) if an Acceleration has occurred, or (iii) at anytime after February 28, 1999; provided further, however, that immediately after giving effect to each such Intermediate Term Credit Advance, the aggregate outstanding principal amount of the Loan shall not exceed the lesser of the Intermediate Term Credit Borrowing Base or the Total Intermediate Term Credit Commitment.

          (b) Advances. Each Intermediate Term Credit Loan made by a Bank on a Borrowing Date shall be in an amount equal to such Bank's Intermediate Term Credit Applicable Percentage of each Intermediate Term Credit Advance to be made to the Borrower on such Borrowing Date. No Bank shall have any obligation to make any Intermediate Term Credit Loan after the Intermediate Term Credit Maturity Date or after such obligation is sooner terminated or cancelled by the Banks pursuant to the rights afforded them herein. Within such limits, the Borrower may, within the limits of this
Section 2A.01, and subject to Article VI hereof, borrow, repay pursuant to Section 2A.03(b) hereof and reborrow funds under this
Section 2A.01. Notwithstanding any other provision of this Agreement, in no event shall any Bank be obligated to make an Intermediate Term Credit Loan if immediately thereafter the aggregate outstanding principal amount of all of such Bank's Intermediate Term Credit Loans would exceed the lesser of such Bank's then applicable Intermediate Term Credit Commitment or such Bank's Intermediate Term Credit Applicable Percentage of the Intermediate Term Credit Borrowing Base. Each such Intermediate Term Credit Advance shall be comprised of Variable Rate Loans or Fixed Rate Loans as specified by the Borrower in the notice of advance request given pursuant to Section 2A.05. Each Intermediate Term Credit Advance shall be in an aggregate principal amount that is an integral multiple of

$50,000 and not less than $1,000,000.00 in the case of an Intermediate Term Credit Advance comprised of Fixed Rate Loans or $250,000.00 in the case of an Intermediate Term Credit Advance comprised of Variable Rate Loans, or, an aggregate principal amount equal to an amount which will utilize in full the remaining amount then available to be borrowed under the Intermediate Term Credit. The failure by any Bank to make any Intermediate Term Credit Loan on the specified Borrowing Date shall not relieve any other Bank of its obligation (if any) to make its own Intermediate Term Credit Loan on such Borrowing Date, but no Bank shall be responsible for the failure of any other Bank to make the Intermediate Term Credit Loan of such other Bank.

     Section 2A.02 Intermediate Term Credit Note. The Intermediate Term Credit Loans made by each Bank shall be evidenced by a properly executed promissory note of the Borrower substantially in the form of Exhibit H attached hereto (completed with appropriate insertions), payable to the order of such Bank in a stated principal amount equal to such Bank's Intermediate Term Credit Commitment (each such promissory note and each modification, extension or replacement thereof or substitution therefor shall hereinafter be called the "Intermediate Term Credit Note"). Each Bank is hereby authorized to record the date, Type, and amount of each Intermediate Term Credit Loan made by such Bank, each continuation thereof, each conversion of all or a portion thereof to another Type, the date and amount of each payment or prepayment of principal thereof and, in the case of Fixed Rate Loans, the length of each Interest Period with respect thereto, on the schedule annexed to and constituting a part of its Intermediate Term Credit Note, and any such recordation shall constitute prima facie evidence of the accuracy of the information so recorded; provided, however, that the failure to make any such recordation shall not affect the obligations of the Borrower hereunder or under any Intermediate Term Credit Note.

          Section 2A.03 Principal.

          (a) Mandatory Repayments. The Borrower shall be obligated to make a principal repayment of the Total Intermediate Term Loan on each Business Day in an amount equal to the Intermediate Term Borrowing Base Deficit on such Business Day, together with accrued interest on such principal amount repaid through the date of payment. The entire aggregate outstanding principal of each Bank's Intermediate Term Credit Loans and each Bank9s Intermediate Term Credit Note shall be due and payable in full on the Termination Date. Mandatory principal repayments shall be applied first to Intermediate Term Credit Advances comprised of Variable Rate Loans. If a mandatory principal repayment is applied to Intermediate Term Credit Advances comprised of Fixed Rate Loans on a date other than the last day of the Interest Period therefor, the Borrower shall pay to each Bank an amount sufficient to compensate such Bank for any loss, cost or expenses incurred by such Bank as provided in Section 2A. 17 hereof

          (b) Optional Prepayments. The Borrower shall have the right to prepay all or a portion of the Total Intermediate Term Credit Loan at any time upon notice to the Administrative Agent, prior to the time the payment is made, on the date of prepayment in the case of Variable Rate Loans and upon notice to the Administrative Agent given no later than 12:00 noon (New York City time) on the third Business Day prior to the date of prepayment in the case of Fixed Rate Loans, which notice shall specify the Intermediate Term Credit Advance being prepaid, the aggregate amount thereof to be prepaid, and the date of prepayment. Any repayment of an Intermediate Term Credit Advance shall be in an. aggregate principal amount which is an integral multiple of $50,000.00 and not less than $1,000,000.00 in the case of an Intermediate Term Credit Administrative Agent, prior to the time payment is made, on the date of Advance comprised of Fixed Rate Loans or $250,000.00 in the case of an Intermediate Term Credit Advance comprised of Variable Rate Loans or in either case an amount sufficient to repay the outstanding principal amount of such Intermediate Term Credit Advance. If a prepayment of an Intermediate Term Credit Advance comprised of Fixed Rate Loans is made on a date other than the last day of the Interest Period therefor, the Borrower shall pay to each Bank an amount sufficient to compensate such Bank for any loss, cost or expenses incurred by such Bank as provided in Section 2A. 17 hereof Amounts prepaid may be reborrowed as permitted under Section 2A.0l, subject to the provisions of Section 6.02 hereof

          (c) Loss Indemnification. The provisions of Section 2A. 17 hereof shall apply to each mandatory repayment and optional prepayment of any Fixed Rate Loan.

     Section 2A.04 Interest.

          (a) Rate Prior to Delinquency. (i) Subject to the provisions of Section 2A.04(b), each Intermediate Term Credit Advance comprised of Base Rate Loans shall bear interest at a rate per annum equal to the Base Rate plus one-half percent (0.50%). The interest rate on Intermediate Term Credit Advances comprised of Base Rate Loans shall change as and when the Base Rate changes, effective as of the opening of business on the day on which such change in the Base Rate becomes effective.

          (ii) Subject to the provisions of Section 2A.04(b), each Intermediate Term Credit Advance comprised of Fed Funds Rate Loans shall bear interest at a rate per annum equal to the Fed Funds Rate plus a two and one-half percent (2.50%). The interest rate on Intermediate Term Credit Advances comprised of said Fed Funds Rate Loans shall change as and when the Fed Funds Rate changes, effective as of the opening of business on the day in which such change in the Fed Funds Rate becomes effective.

          (iii) Subject to the provisions of Section 2A.04(b), each Intermediate Term Credit Advance comprised of LIBOR Loans shall bear interest at a rate per annum equal to the LIBO Rate for the Interest Period in effect for such Intermediate Term Credit Advance plus two percent (2.00%).

          (iv) Interest on each Intermediate Term Credit Advance shall accrue from and including the first day of an Interest Period to but excluding the last day of such Interest Period or the day such Intermediate Term Credit Advance is paid in full if such day is other than the last day of such Interest Period.

          (b) Default Rate. Any principal of or interest on a Intermediate Term Credit Loan not paid when due (whether at maturity, by acceleration or otherwise) shall, from the due date therefrom until paid, bear interest at a rate per annum (computed on the same basis as a Base Rate Loan) equal to the Default Rate. The Default Rate shall increase or decrease, without limit, as and when the Base Rate changes, effective as of the opening of business on the day on which such change in the Base Rate becomes effective.

          (c) Required Payments. Interest on each Intermediate Term Credit Advance comprised of Fixed Rate Loans shall be due and payable on the last day of the Interest Period applicable to such Intermediate Term Credit Advance or the day such Intermediate Term Credit Advance is paid in full if such day is other than the last day of such Interest Period. Interest on each Intermediate Term Credit Advance comprised of Variable Rate Loans shall be due and payable on the first day of each month and on the day such Intermediate Term Credit Advance is paid in full. If in accordance with the foregoing interest on any Intermediate Term Credit Advance would be due and payable on a day which is not a Business Day, such interest shall be due and payable on the next Business Day, however, interest shall continue to accrue until paid. Accrued and unpaid interest on all Intermediate Term Credit Advances shall be due and payable on the Termination Date.

          Section 2A.05 Notice of Advance Requests. The provisions of Section 2.05 applicable to Advances shall also apply to each request for an Intermediate Term Credit Advance and the Borrower shall designate in each notice given pursuant to Section
2.05 whether a Line of Credit Advance or an Intermediate Term Credit Advance is being requested and the principal amount of each such Advance.

          Section 2A.06 Intermediate Term Advances. Each Intermediate Term Advance shall be comprised of Fixed Rate Loans, Base Rate Loans or Fed Funds Rate Loans as the Borrower may request pursuant to Section 2A.05 hereof The Borrower may refinance all or any part of any Intermediate Term Advance with an Intermediate Term Advance of the same or a different Type, subject, in each case, to the conditions and limitations set forth in this Agreement. Any Intermediate Term Advance or portion thereof refinanced in accordance with the foregoing shall be deemed to be repaid or prepaid in accordance with Section 2A.03, with the proceeds of a new Intermediate Term Advance and the proceeds of the new Intermediate Term Advance, to the extent they do not exceed the principal amount of the Intermediate Term Advance being refinanced, shall not be paid by the Banks to the Administrative Agent or by the Administrative Agent to the Borrower pursuant to Section 2A. 11 hereof Notwithstanding any other provision of this Agreement, the Borrower shall not be entitled to request any Intermediate Term Advance if the Interest Period requested with respect thereto would end after the Intermediate Term Credit Maturity Date.

          Section 2A.07 Use of Proceeds. Proceeds of the
Intermediate Term Credit Advances shall be used for the Borrower's working capital.

          Section 2A.08 Intermediate Term Credit Facility Fee. The Borrower agrees to pay the Administrative Agent, for the pro rata benefit of each Bank based on their Intermediate Term Credit Applicable Percentages, a non-refundable fee (the "Intermediate Term Credit Facility Fee") equal to one-quarter percent (0.25%) of the daily amount by which the Total Intermediate Term Credit Commitment exceeds the average daily outstanding principal balance of the Total Intermediate Term Credit Loan from the effective date hereof in the case of each Bank that is a signatory hereto and from the effective date specified in the Assignment Certificate pursuant to which such Bank became a Bank in accordance with Section 13.14 in the case of each other Bank until the Termination Date. The Intermediate Term Credit Facility Fee shall be payable on the last day of each fiscal quarter of the Borrower, in arrears, prior to March 1, 1999. No portion of any Intermediate Term Credit Facility fee paid to the Administrative Agent shall be refunded for any reason, irrespective of the occurrence of the Termination Date prior to March 1, 1999. Upon receipt of any Intermediate Term Credit Facility Fee, the Administrative Agent shall promptly thereafter distribute to each Bank an amount equal to such Bank's Intermediate Term Credit Applicable Percentage of such Intermediate Term Credit Facility Fee paid to the Administrative Agent.

          Section 2A.09 Calculation of Interest Maximum Lawful Rates. All interest and fees charged hereunder with respect to all Intermediate Term Credit Advances, Intermediate Term Credit Loans and the Intermediate Term Credit Facility Fees and each Intermediate Term Credit Note shall be calculated based on a year of 360 days and the actual number of days elapsed. If at any time the interest rate hereunder or under any Intermediate Term Credit Note exceeds the highest lawful rate, interest shall accrue at the highest lawful rate. If any payment by or on behalf of the Borrower is received after 2;00 p.m. New York City time) on any Business Day, it will be deemed to be received on the next succeeding Business Day. If the time for payment of any amount hereunder is extended by operation of law or otherwise, interest shall continue to accrue for such extended period.

          Section 2A.10 Notice of Changes in Base Rate. During the effective period of this Agreement, the Administrative Agent shall promptly advise Borrower of changes in the Base Rate; provided, however, that the failure to give such advice or the failure to give such advice promptly shall not affect the obligation of the Borrower to pay interest in accordance with the terms of any Intermediate Term Credit Note and of this Agreement.

          Section 2A.11 Funding and Disbursements. The provisions of Section 2.11 applicable to Advances shall also apply to fundings of Intermediate Term Credit Advances by the Banks and disbursements of Intermediate Term Credit Advances to the Borrower.

          Section 2A.12 Payments. The provisions of Section 2.12 shall also apply to payments made in respect of Intermediate Term
Credit Loans.

          Section 2A.13 Application of Payments. The provisions of
Section 2.13 applicable to Loans shall also control the application of payments made in respect of Intermediate Term Credit Loans. Each Bank agrees that in computing such Bank's portion of any Intermediate Term Credit Advance to be made hereunder or the portion of any payment to be allocated to such Bank hereunder, the Administrative Agent may, in its sole discretion, round each Bank's portion of such payment to the next higher or lower whole dollar amount. Amounts paid by the Borrower pursuant to Sections 2A. 15, 2A. 16 or 2A. 17 or Article XI shall be remitted to the Administrative Agent or the Banks entitled thereto.

          Section 2A.14 Non-Receipt of Funds by Administrative
Agent. The provisions of Section 2.14 applicable to fundings of Advances shall also apply to fundings by a Bank of an Intermediate Term Credit Advance.

          Section 2A.15 Increased Cost. The provisions of Section
2.15 applicable to Line of Credit Loans and Line of Credit Notes and the determination of the amount of and payments of increased costs with respect thereto shall also apply to Intermediate Term Credit Loans and Intermediate Term Credit Notes, respectively, and the determination of the amount of and payment of increased costs with respect thereto. The payment of the additional amounts required hereunder shall be made by the Borrower immediately on the date any Bank gives the required notice to the Borrower.

          Section 2A.16 Risk-Based Capital. The provisions of
Section 2.16 applicable to Line of Credit Loans and the determination of the amount of and payment of additional costs with respect thereto shall also apply to Intermediate Term Credit Loans and the determination of the amount of and payment of additional costs with respect thereto. The payment of the additional amounts required hereunder shall be made by the Borrower within 30 days after the date any Bank gives the required notice to the Borrower.

          Section 2A.17 Funding Loss Indemnification. The provisions of Section 2.17 applicable to a Line of Credit Loan and the compensation to a Bank for any loss, cost, or expense incurred as a result of a repayment or prepayment of a Fixed Rate Loan or the Borrower's failure to borrow, renew or convert an Advance shall also apply to Intermediate Term Credit Loans and the compensation to a Bank for any loss, cost or expense incurred as a result of a repayment or prepayment of a Fixed Rate Loan comprised of Intermediate Term Credit Advances and the Borrower's failure to borrow, renew or convert an Intermediate Term Credit Advance.

          Section 2A.18 Survival. The Borrower's agreements and obligations under Sections 2A.12, 2A.15, 2A.16 and 2A.17 shall survive the payment of all Intermediate Term Credit Loans hereunder.

          Section 2A.19 Pro Rata Treatment. Except as otherwise specifically provided herein, each Intermediate Term Credit Loan, each payment or prepayment of principal of the Loan, each payment of interest on the Loan, each payment of the Intermediate Term Credit Fee and a Default Fee, each conversion into, or out of, and renewals of, Fixed Rate Loans shall be allocated pro rata among the Banks in accordance with each Bank's Intermediate Term Credit Applicable Percentage. Each Bank agrees that in computing such amount of any Intermediate Term Credit Loan to be made by such Bank or any payment to be allocated to such Bank hereunder, the Administrative Agent may, in its discretion, round the dollar amount of each Bank's Intermediate Term Credit Loan to the next higher or lower whole dollar amount.

          Section 2A.20 References to Advances. Each reference to "Advances" and "Advance" in the provisions of Section 2.05, 2.11, 2.12, 2.13, 2.14, 2.15,2.16 and 2.18 made applicable to
Intermediate Term Credit Advances or an Intermediate Term Credit Advance as provided in this Article IIA shall mean and refer, respectively, to Intermediate Term Credit Advances and an Intermediate Term Credit Advance for purposes of this Article IIA.

          Section 2A.21 Collateral Allocation Summary. The Borrower shall complete and furnish to the Custodian a Collateral Allocation Summary promptly after each allocation of Primary Intermediate Term Customer Collateral is made by the Borrower to support a credit limit established for a Customer or a Customer Crop Input Loan.

               AG SERVICES OF AMERICA, INC.

               EXHIBIT 10.23

               AMENDMENT NO. 3 TO THIRD AND RESTATED LOAN AGREEMENT

     AMENDMENT NO. 3 TO THIRD AMENDED AND RESTATED LOAN AGREEMENT


     THIS AMENDMENT NO.3 TO THIRD AMENDED AND RESTATED LOAN AGREEMENT is dated as of April 23, 1998, and is by and among AG SERVICES OF AMERICA, INC., an Iowa corporation (the "Borrower"); THE FINANCIAL INSTITUTIONS parties hereto from time to time as lenders (each, a "Bank" and collectively, the "Banks"), and COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "Rabobank Nederland", New York Branch ("Rabobank"), as agent for the Banks hereunder (in such capacity, the "Administrative Agent").

RECITALS

     The Borrower, the Banks and Rabobank entered into a Third Amended and Restated Loan Agreement, dated as of March 12, 1997, as amended by Amendment No.1 to Third Amended and Restated Loan Agreement, dated as of August 19, 1997 and by Amendment No.2 to Third Amended and Restated Loan Agreement, dated as of February 27, 1998 (as amended, the "Loan Agreement'), pursuant to which the Banks have established a line of credit in favor of the Borrower on and subject to the terms and conditions set forth therein. The parties desire to amend the Loan Agreement to establish a separate Credit Facility in favor of the Borrower and to modify certain terms and conditions of the Loan Agreement, all as more particularly set forth herein.


NOW, THEREFORE, in consideration of the above premises and other good and valuable consideration, the sum and sufficiency of which is hereby acknowledged, the parties hereto agree as follows.

     1. Amendments to Loan Agreement. The Loan Agreement is amended as follows:

     (a) Section 1.02. Section 1.02 of the Loan Agreement is amended as follows:

            (i) The definitions of each of the terms referenced in
SCHEDULE 1.02A attached hereto shall replace the definition of such defined term set forth in Section 1.02 of the Loan Agreement.

            (ii) The defined terms set forth in SCHEDULE 1 .02B attached hereto are added to Section 1.02.

     (b) Section 2.02. Section 2.02 of the Loan Agreement is amended by deleting the reference to "Stated Line of Credit
Commitment Amount" and by substituting therefor "Line of Credit
Commitment". The Loan Agreement is amended accordingly.

     (c) Article II. Article II of the Loan Agreement in amended by adding a Section 2.20 thereto as follows:

         Section 2A.20.        Reference to Advances. Each
reference in this Article fl to "Advances" or an "Advance" shall mean and refer, respectively, to Line of Credit Advances and a Line of Credit Advance.

     (d) Article IIA. The Loan Agreement is amended by adding an
Article IIA which contains the terms, conditions and provisions set forth in SCHEDULE IIA attached hereto.

     (e) Section 2.03. Each reference to "Loan" in Section 2.03 shall mean and refer to the "Total Line of Credit Loan". The Loan
Agreement is amended accordingly.

     (f) Section 12.10. Each reference to "Line of Credit Loans" in
Section 12.10 shall mean and refer to "Loans". The Loan Agreement is amended accordingly.

     (g) Section 13.14. Each reference to "Line of Credit Loan" in
Section 13.14 shall mean and refer to "Loans". The Loan Agreement is amended accordingly.

     (h) Section 13.15. Each reference to "Line of Credit Loans" in
Section 13.15 shall mean and refer to "Loans". The Loan Agreement is amended accordingly.

     (i) Exhibits and Schedules.

              (i) Exhibit G. Exhibit G to the Loan Agreement is deleted and Exhibit G attached hereto is substituted therefor.

              (ii) Exhibit H. An Exhibit H in the form of Exhibit H attached is added to the Loan Agreement.

              (iii) Schedule I. Schedule I to the Loan Agreement is amended and Schedule I attached hereto is substituted therefor.

     3. Reaffirmation by Borrower Collateral. The Borrower confirms and reaffirms in favor of each Bank all the Borrower's obligations and agreements under the Loan Agreement, as amended hereby, and under each Loan Document to which it is a party and confirms, reaffirms and agrees that payment of each Loan, each Note and the payment of all Indebtedness to each Bank under the Loan Agreement, as amended hereby, are and shall be secured by the Liens in the Collateral granted under the Loan Agreement, as amended hereby, including, without limitation, each Customer Loan (including each Intermediate Term Customer Loan) and related Customer Loan Documents and each Loan Document. The Borrower agrees to execute and deliver such documents, agreements, financing statements and amendments to the Loan Documents and to take such further action as may be necessary in order to vest and fully perfect in each Bank all Liens in Collateral as first priority Liens therein in each Bank to the extent required by the Loan Agreement

     4. Representations and Warranties. In order to induce the Administrative Agent and each Bank to execute this Amendment, the Borrower represents and warrants as follows:

     (a) The Borrower has the power and authority to execute and perform this Amendment and the Loan Agreement, as amended hereby.

     (b) The execution, delivery and performance of this Amendment and the Loan Agreement, as amended hereby have been duly authorized by all required corporate action.

     (c) This Amendment, the Intermediate Term Credit Note and the Loan Agreement, as amended hereby, constitute legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms.

     (d) No authorization, approval, or other action by, and no notice to or filing with, any Governmental Body is required for the due execution, delivery and performance by the Borrower of this Amendment of the Loan Agreement, as amended hereby.

     (e) No Default or Event of Default has occurred and is continuing.

     (f) All the representations and warranties of the Borrower contained in the Loan Agreement are true and correct on and as of the date hereof as though made on and as of such date except to the extent such representations and warranties relate solely to an earlier date.

     (g) There is no pending or threatened action or proceeding affecting the Borrower or any of its Subsidiaries before any Governmental Body which may materially adversely affect the condition, financial or otherwise, or operations of the Borrower.

     5. Conditions Precedent. This Amendment shall not be effective against any of the parties hereto unless and until the Administrative Agent has been furnished with the following:

     (a) This Amendment duly executed by all the parties hereto.

     (b) The Intermediate Term Credit Note duly executed by the
Borrower.

     (c) Certified copies of all corporate action taken by the Borrower, including resolutions of its Board of Directors, authorizing the execution, delivery, and performance of this Amendment and each other document to which it is a party and which is required to be delivered pursuant to this Amendment.

     (d) An Intercreditor Agreement in form and content satisfactory to the Administrative Agent, between the Borrower and Ag Acceptance pertaining to their relative priorities in collateral securing loans and advances made to common Customers, duly executed by the Borrower and Ag Acceptance and consented to and approved by CapMAC, Triple-A One and Rabobank.

     (e) A certificate of the Secretary or an Assistant Secretary of the Borrower as to (i) the Articles of Incorporation and the Bylaws of the Borrower having not been amended, modified or changed in any manner since March 12, 1997, and (ji) the incumbency of the officer or officers of the Borrower who sign this Amendment, the Intermediate Term Credit Note and such other documents, instruments, amendments and modifications to be executed by the Borrower in connection with this Amendment, including therein a signature specimen of such officer or officers.

     (f) The favorable written opinion of legal counsel to the Borrower, in form, content and substance satisfactory to the Administrative Agent, to the effect that (i) this Amendment, the Intermediate Term Credit Note, the Intercreditor Agreement and such other documents, instruments, amendments and modifications to be executed by the Borrower in connection with or pursuant to this Amendment have been duly authorized by all necessary corporate action on behalf of the Borrower and each has been duly executed and delivered on behalf of the Borrower and are valid, binding and enforceable against the Borrower in accordance with the terms thereof, (ii) to the knowledge of such counsel, there is no provision in any indenture, contract or agreement to which the Borrower is a party or by which it is bound which prohibits the execution and delivery by the Borrower of this Amendment, the Intermediate Term Credit Note, the Intercreditor Agreement or any such other document, instrument, amendment or modification to be executed by the Borrower in connection with or pursuant to this Amendment or which prohibits the performance or observance by a Borrower of this Amendment, the Intermediate Term Credit Note, the Intercreditor Agreement or any such other document, instrument, amendment or modification to be executed by the Borrower in connection with or pursuant to this Amendment and covering such other matters as the Administrative Agent shall reasonably request.

     (g) All other documents, agreements, financing statements and amendments to Loan Documents as necessary in order to grant and perfect each Lien in Collateral as first priority Liens in favor of the Banks to the extent required by the Loan Agreement, as amended hereby.

     6.Miscellaneous.

     (a) Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Loan Agreement to "this Agreement", this "Loan Agreement", "hereunder", "hereof', "herein" or words of like import shall mean and be a reference to the Loan Agreement as amended hereby, and each reference in the Notes and the other Loan Documents shall mean and be reference to the Loan Agreement, as amended hereby.

     (b) All capitalized terms used and not otherwise defined herein shall have the same meaning herein as in the Loan Agreement, as amended hereby.

     (c) This Amendment may be executed in any number of counterparts or facsimile counterparts, each of which shall be an original and all of which shall constitute one agreement and it shall not be necessary in making proof of this Amendment to produce or account for more than one counterpart.

     (d) This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without regard to principles of conflicts of laws.

     (e) The Borrower shall pay on demand all costs and expenses of the Administrative Agent and the Banks in connection with the preparation, review and negotiation of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees, expenses and out-of-pocket costs of counsel (who may be in-house counsel) for the Administrative Agent or the Banks with respect thereto, with respect to advising the Administrative Agent or the Banks as to its or their rights and responsibilities hereunder and thereunder and with respect to the enforcement of its or their rights hereunder, under any Note or under the Loan Agreement, as amended hereby, under any Loan Document and the maintenance or perfection of any Lien in Collateral (including compensation of all agents, attorneys and accountants employed by the Administrative Agent or the Bank with respect thereto) In addition, the Borrower shall pay any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, and agrees to save the Administrative Agent and each Bank harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay taxes- The Borrower shall not be required to pay or reimburse the Administrative Agent more than $7,500 for legal fees (which shall not include related out-of-pocket expenses of legal counsel) incurred by the Administrative Agent in connection with the preparation, review and negotiation of this Amendment and the other instruments and documents to be delivered hereunder..

     (f) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the

Administrative Agent or the Banks under the Loan Agreement, nor constitute a waiver of any provision of the Loan Agreement.

     (g) This Amendment represents the final agreement by and among the Borrower, the Administrative Agent and the Banks as to the subject matter hereof and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

     (h) Except for the amendments made hereby, in all other respects the Loan Agreement and each other Loan Document shall remain in full force and effect.

     7. Acknowledgement. The Borrower hereby acknowledges receipt of a copy of this Amendment, the Intermediate Term Credit Note, the Intercreditor Agreement and each other document at any time executed by a debtor in connection with this Amendment or with the Indebtedness to the Banks under the Loan Agreement, as amended hereby.

IMPORTANT: READ BEFORE SIGNING. THE TERMS OF THIS AGREEMENT SHOULD BE READ CAREFULLY BECAUSE ONLY THOSE TERMS IN WRITING ARE
ENFORCEABLE. NO OTHER TERMS OR ORAL PROMISES NOT CONTAINED IN THIS WRITTEN CONTRACT MAY BE LEGALLY ENFORCED. YOU MAY CHANGE THE TERMS OF THIS AGREEMENT ONLY BY ANOTHER WRITTEN AGREEMENT.

IN WITNESS WHEREOF, the Borrower, each Bank and the Administrative Agent have caused this Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.

                              AG SERVICES OF AMERICA, INC.
                              (Borrower)

                              By: ___________________________
                                     Henry C. Jungling,
                                     President


                              By: ___________________________
                                   Neil Stadlman
                                   Vice President


                              COOPERATIEVE CENTRALE RAIFFEISEN-
                              BOERENLEENBANK B.A., "Rabobank
                              Nederland", New York Branch
                             (Administrative Agent and Bank)

                              By: ___________________________

                                 Name:_______________________

                                 Title:______________________


                              By: ___________________________

                                 Name:_______________________

                                 Title_______________________

                         SCHEDULE I


                    COMMITMENTS AND LENDING OFFICES

                         Lending Offices


Name of Bank                               Lending Office
------------                               --------------

Cooperatieve Centrale Raiffeisen-          Rabobank Nederland
Boerenleenbank B.A. "Rabobank              245 Park Avenue
Nederland", New York Branch                New York, New York 10167

               Line of Credit Commitments
                         and
               Total Line of Credit Commitment


Name of Bank                            Line of Credit Commitment
------------                            -------------------------

Cooperatieve Centrale Raiffeisen-       $8,500,000.00
Boerenleenbank B.A. "Rabobank
Nederland", New York Branch





          Total Line of Credit Commitment $8,500,000.00

                    Intermediate Term Credit Commitments
                                   and
                 Total Intermediate Term Credit Commitment



                                             Intermediate Term
Name of Bank                                 Credit Commitment
------------                                 -----------------

Cooperatieve Centrale Raiffeisen-            $20,000,000.00
Boerenleenbank B.A. "Rabobank
Nederland", New York Branch





       Total Intermediate Term Credit Commitment $20,000,000.00

                         SCHEDULE 1.02A

                    REPLACEMENT DEFINED TERMS



     "Advance" shall mean each Line of Credit Advance made by the Banks on a single date or each Intermediate Term Advance made by the Banks on a single date, or both, as the context dictates.

     "Base Rate Loan" shall mean each Line of Credit Loan or each Intermediate Term Loan bearing interest at a rate determined by reference to the Base Rate, or both, as the context dictates.

     "Borrowing Base Certificate" shall mean a report substantially in the form 6f Exhibit E to the Asset Securitization Credit Agreement and otherwise acceptable to the Administrative Agent and which shall also contain such borrowing base and other information required by the Administrative Agent relative to Inventory, Eligible Inventory, Eligible Seed Financing Receivables, Seed
Financing Receivables, Receivables, Intermediate Term Customer
Loans and related Customer Collateral and the Intermediate Term
Credit Borrowing Base.

     "Borrowing Base Deficit" shall mean, at any time, the amount, if any, by which the then outstanding principal amount of the Total
Line of Credit Loan exceeds the Line of Credit Borrowing Base then in effect.

     "Commitment" shall mean each Bank's obligation, if any, to make Line of Credit Loans and Intermediate Term Loans to the Borrower hereunder.

     "Customer Collateral" shall mean the collateral and Property in which a Lien has been granted, or which has been assigned, to the Borrower to secure payment of a Customer Loan or other Indebtedness owed to the Borrower by a Customer, including, without limitation
(a) all of the Borrower's right, title and interest in and to the payments to be made by the Customer and any other rights which are assignable under the related Customer Loan Documents, (b) all security interests or liens and property subject thereto from time to time purporting to secure payment of such Customer Loan, whether pursuant to the Customer Loan Documents related to such Customer Loan or otherwise, including, without limitation, all interest in Crop Insurance with respect to such property, all Equipment and all Real Estate (c) all Records, (d) guaranties and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Customer Loan whether pursuant to the Customer Loan Documents related to such Customer Loan or otherwise, and (e) all rights under warranties, indemnities, insurance with respect to the Customer Loans, the related Customer Loan Documents or other Customer Collateral described above.

     "Fed Funds Rate Loan" shall mean each Line of Credit Loan and each Intermediate Term Loan bearing interest at a rate determined by reference to the Fed Funds Rate. "Fixed Rate Loan" shall mean each Line of Credit Loan bearing interest determined by reference to the LIBO Rate or each Intermediate Term Loan bearing interest determined by reference to the LIBO Rate, or both, as the context dictates.

     "Interest Period" shall mean (a) as to any Advance comprised of Fixed Rate Loans, the period commencing on the date such Advance is made, or on the last day of the immediately preceding Interest Period applicable to such Advance, as the case may be, and ending, on the numerically corresponding day (or if there is no numerically corresponding day, on the last day) in the calendar month that is 1, 2 or 3 months thereafter in the case of an Advance which is a Line of Credit advance, or in the calendar month that is 1, 2, 3 or 6 months thereafter, in the case of an Advance which is an Intermediate Term Credit Advance, as the Borrower may select, and
(b) as to any Advance comprised of Variable Rate Loans, the period commencing on the date such Advance is made or on the last day of the immediately preceding Interest Period applicable to such Advance, as the case may be and ending on the earlier to occur of
(i) the date such Advance is converted to or refinanced as a Fixed Rate Loan or as a Variable Rate Loan whose interest rate is determined by reference to a different Type of Variable Rate or
(ii) the Termination Date; provided, however, (x) each Interest Period applicable to an Advance comprised of Fixed Rate Loans that commences on the last Business Day of a calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Business Day of the appropriate subsequent calendar month; (y) no Interest Period may extend beyond the Line of Credit Maturity Date, in the case of each Advance which is a Line of Credit Advance, or the Intermediate Term Credit Maturity Date, in the case of each Advance which is an Intermediate Term Credit Advance; and (z) if an Interest Period would end on a day that is not a Business Day, such Interest Period shall be extended to the next Business Day unless such Business Day would fall in the next calendar month, in which event such Interest Period shall end on the immediately preceding Business Day.

       "Line of Credit Advance" shall mean a group of Line of Credit Loans of a single Type made by the Banks on a single date and as to which a single Interest Period is in effect.

       "Loan" shall mean the aggregate of all outstanding Line of Credit Loans of the Banks and the aggregate of all outstanding
Intermediate Term Credit Loans of the Banks.

       "Loan Fees" shall mean the Line of Credit Facility Fee, the Intermediate Term Credit Facility Fee and each Default Fee.

       "Termination Date" shall mean the earliest of (a) the Line of Credit Maturity Date or (b) the Intermediate Term Credit
Maturity Date, or (c) the date on which the Commitments are terminated pursuant to Section 10.02(a) hereof.

       "Type", when used in respect of an Advance or a Loan, shall refer to the Rate by reference to which interest on such Advance or Loan is determined. For purposes hereof, the term "Rate" shall include the LIBO Rate, the Base Rate or the Fed Funds Rate.

                         SCHEDULE 1.02B

                    ADDITIONAL DEFINED TERMS



     "Collateral Allocation Amount" shall mean, with respect to any Primary Intermediate Term Customer Collateral securing payment of a Customer Crop Input Loan to a Customer, the collateral value thereof, if any, allocated and used by the Borrower to support the credit limit established by the Borrower for such Customer Crop Input Loan in accordance with the Credit Policy as set forth in the Collateral Allocation Summary most recently furnished to the Bank.

     "Collateral Allocation Summary" shall mean a written allocation summary, in form and content satisfactory to the Administrative Agent and completed and signed by a responsible officer of the Borrower, setting forth the Customer Allocation Amount allocated and used by the Borrower to support a credit limit established by the Borrower in respect of a Customer Crop Input Loan and specifying the Customer Crop Input Loan and amount of the credit limit established therefor.

     "Crop Input Collateral" shall mean, in respect of a Customer Crop Input Loan, the crops securing such Customer Crop Input Loan and Crop Insurance relating to or covering such Crops and the entitlement and payments due or to become due in accordance with or under applicable government programs which have been assigned to the Borrower to secure payment of such Customer Crop Input Loan.

     "Customer Claim" means any dispute, claim, offset or defense of the Customer of a Customer Loan, including, without limitation, the defense of usury, or any other claim of such Customer against or adjustment to such Customer Loan resulting from the transaction out of which such Customer Loan arose or any related or unrelated transaction.

     "Customer Concentration Limit" shall mean, as of any date of determination, with respect to a Customer under an Intermediate Term Customer Loan, the amount equal to the highest aggregate unpaid principal balance of Customer Loans made to such Customer on any single day during the 14 month period immediately preceding such date; provided, however, the Customer Concentration Limit with respect to a Customer shall be calculated as if such Customer and all of such Customer's Affiliates were one Customer.

     "Customer Crop Input Loan" shall mean a Customer Loan made by the Borrower to a Customer to finance products and inputs associated with current growing year crops and which is secured by such crops.

       "Debtor Relief Laws" shall have the meaning attributed to it is the Credit Agreement.

        "Delinquent Intermediate Term Customer Loan" shall mean, as of any date of determination, any Intermediate Term Customer Loan with respect to which (a) any required payment or portion thereof remains unpaid more than 60 days past the original due date of such payment, (b) a material default exists, (c) there is in effect any waiver by the Borrower of any material default or (d) any event or circumstance exists that would, with notice, the passage of time or both, become a material default in respect of such Intermediate Term Loan.

     "Eligible Intermediate Term Advance" means, at any time, a Customer Advance in respect of an Intermediate Term Customer Loan:

     (a) which is currently owing under an Intermediate Term Customer Loan Note which has been duly authorized and which, together with the related Customer Loan Documents, is in full force and effect and constitutes the legal, valid and binding obligation of the Customer of such Customer Advance to pay the outstanding principal amount of such Customer Advance and interest thereon, and the related Customer Loan Documents are enforceable against such Customer in accordance with their respective terms except as limited by Debtor Relief Laws and except as such enforceability may be limited by general provisions of equity;

     (b) which arose in the ordinary course of business of the Borrower under Customer Loan Documents, the performance of which have been completed by the Borrower and by all other parties other than the Customer, and all advances, goods or services in connection therewith have been delivered to or performed for the Customer;

     (c) the Customer of which is not also a Customer in respect of a Delinquent Intermediate Term Customer Loan;

     (d) the Customer of which is not the Customer of any Customer Loan which has been, or which pursuant to the Credit
Policy should be, written off as uncollectible;

     (e)    the Customer of which is not a Governmental Body;

     (f) which, together with the Customer Loan Documents related thereto, is an "account", a "general intangible", "chattel paper" or an "instrument" within the meaning of the UCC of all jurisdictions which govern the perfection of the Borrower's interest therein;

     (g) with respect to which all material consents, licenses, approvals or authorizations of; or registrations or declarations with, any Governmental Body required to be obtained, effected or given in connection with the making of such

Customer Advance have been duly obtained, effected or given and are in full force and effect;

     (h) the Customer of which is not an Affiliate of any of the parties hereto;

     (i) the Customer in respect of which is organized in and a resident of the United States;

     (j)  which is denominated and payable only in United States
Dollars in the United States;

     (k) which (i) in the case of a Customer Advance comprising an Intermediate Term Customer Loan which is an Intermediate Term Customer Loan-Real Estate, has a final maturity date which is not later than seven years after the date of the initial Customer Advance with respect thereto and has an amortization of principal or of principal and interest over a period of not more than 15 years and (ii) in the case of a Customer Advance comprising an Intermediate Term Customer Loan which is in Intermediate Term Customer Loan-Equipment, has a fixed maturity date which is not later than five years after the date of the initial Customer Advance with respect thereto;

     (l) which bears interest either (i) at a fluctuating per annum rate equal to or in excess of the prime rate as reported in the Midwestern edition of the Wall Street Journal as in effect from time to time (or, if less, the maximum non-usurious rate), or (ii) in respect of Customers who are residents of Arkansas, at a fixed interest rate per annum, which as of the date of the Note, is equal to or in excess of the prime rate as reported in the Midwestern edition of the Wall Street Journal as in effect on such date (or, if less, the maximum non-usurious rate);

     (m) which, together with the Customer Loan Documents related thereto, does not contravene in any material respect any laws, rules or regulations applicable thereto (including, without limitation, laws, rules and regulations relating to usury, truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy) and with respect to which no party to the Customer Loan Documents related thereto is in material violation of any such law, rule or regulation in any respect;

     (n) which is prepayable without penalty and, together with the related Customer Loan Documents and related Customer
Collateral, is fully assignable;

     (o) which has been originated pursuant to and satisfies in all material respects all applicable requirements of the Credit
Policy;

     (p) with respect to which only one current original Customer Note exists, which Customer Note has been delivered to the Custodian;

     (q) which is secured by a perfected security interest in the related Customer Collateral granted in favor of the Borrower, which security interest has the priority required for such security interest in the related Customer Loan Documents and the Credit Policy;

     (r) which has not been compromised, adjusted or similarly modified and is not subject to any Customer Claims whatsoever and which did not arise pursuant to Customer Loan Documents giving the Customer an explicit right of offset;

     (s)  which was made under the existing Customer Loan
Documents, which Customer Loan Documents have not been modified for negative credit reasons, except as agreed to by the Administrative Agent;

     (t) with respect to which the Customer Loan Documents are complete in accordance with the Credit Policy;

     (u) which Intermediate Term Customer Loan has not been classified by the Borrower as "doubtful" or "loss" under the Credit Policy;

     (v) the unpaid principal balance of which at no time exceeds the Primary Intermediate Term Customer Sub-Limit in respect of the Primary Intermediate Term Customer Collateral securing payment of such Intermediate Term Customer Loan minus (i) the unpaid balance at such time of other Indebtedness (including unpaid interest) secured by Liens in such Primary Intermediate Term Customer Collateral which have priority over or rank equally with or to the Lien in such Primary Intermediate Term Customer Collateral securing payment of such Intermediate Term Customer Loan minus (ii) the amount of any Lien against such Primary Intermediate Term Customer Collateral for taxes or assessment or other governmental charges or levies which are at such time due, delinquent or payable minus
(iii) the Collateral Allocation Amount, if any, applicable to such Primary Intermediate Term Customer Collateral;

     (x)  which is secured by a perfected Lien in Primary
Intermediate Term Customer Collateral granted in favor of the Borrower pursuant to the Customer Loan Documents related to such Intermediate Term Customer Loan;

     (y) the Customer in respect of which is also a Customer under a Customer Crop Input Loan at the time the initial Customer Advance in respect of such Intermediate Term Customer Loan is made;

     (z) which is secured by the Crop Input Collateral securing payment of the Customer Crop Input Loan to the Customer which is also the Customer under such Intermediate Term Customer Loan;

     (aa) which does not refinance an outstanding Customer Loan originally made as a Customer Crop Input Loan;

     (bb) the Customer Concentration Limit of the Customer with respect to which does not exceed $3,525,000.00; and

     (cc) which the Administrative Agent has not notified the Servicer or the Borrower that the Administrative Agent has determined, in its sole discretion, that such Customer Loan is not acceptable for eligibility hereunder.

     "Equipment" shall mean equipment and materials used for agricultural or farming purposes.

     "Intermediate Term Credit" shall have the meaning attributed to it in Section 2A.01 hereof.

     "Intermediate Term Credit Advance" shall mean a group of Intermediate Term Credit Loans of a single Type made by the Banks on a single date and as to which a single Interest Period is in effect.

     "Intermediate Term Credit Adjustment Factor" shall mean, at anytime, an amount equal to the aggregate of the following amounts computed for each Customer of an Eligible Intermediate Term Advance (calculated as if such Customer and all Related Customers of such Customer were one Customer): the excess of (a) the aggregate outstanding principal amount of Eligible Intermediate Term Advances (if any) extended to a Customer over (b) the aggregate credit limit amounts established for such Customer by the Borrower in accordance with the Credit Policy in respect of the Customer Crop Input Loan of such Customer.

     "Intermediate Term Credit Applicable Percentage" shall mean, at any time with respect to a Bank, the percentage equivalent (expressed as a decimal, rounded to the ninth decimal place) at such time of such Bank's Intermediate Term Credit Commitment divided by the Total Intermediate Term Credit Commitment at such time.

     "Intermediate Term Credit Borrowing Base" shall mean, at any time, eighty-five percent (85.0%) of Net Aggregate Eligible
Intermediate Term Advances at such time.

     "Intermediate Term Credit Borrowing Base Deficit" shall mean, at any time, the amount, if any, by which the then outstanding principal amount of the Total Intermediate Term Credit Loan exceeds the Intermediate Term Credit Borrowing Base then in effect.

     "Intermediate Term Credit Commitment" shall mean, at any time with respect to a Bank, the principal amount set forth besides such Bank's name under the hearing "Intermediate Term Credit Commitments" on Schedule I hereto on or the signature page of the Assignment Certificate pursuant to which such Bank becomes a Bank hereunder in accordance with the provisions of Section 3.14 hereof.

     "Intermediate Term Credit Facility Fee" shall have the meaning attributed to it in Section 2A.08 hereof

     "Intermediate Term Credit Loan" shall mean each revolving loan made by a Bank to the Borrower pursuant to Section 2A.01 hereof
Each Intermediate Term Credit Loan shall be a Fixed Rate Loan, a
Base Rate Loan or a Fed Funds Rate Loan.

     "Intermediate Term Credit Maturity Date" shall mean February
28, 2000.

     "Intermediate Term Credit Note" shall have the meaning attributed to it in Section 2A.02 hereof

     "Intermediate Term Customer Loan" shall mean any advance or loan receivable (a) evidenced by an Intermediate Term Customer Loan
Note in which the Administrative Agent and each Bank have been granted prior perfected first Liens, (b) comprised of one or more discretionary advances made by the Borrower from time to time, arising from the extension of credit to a Customer by the Borrower in the ordinary course of its business which is an "intermediate loan" as such term is generally used in the Credit Policy and (c) which is not a Customer Crop Input Loan and shall include, without limitation, all monies due or owing, all cash collections and other cash proceeds and all other amounts received from time to time with respect to such loan receivable and all proceeds (including, without limitation, "proceeds" as defined in the UCC of the jurisdiction the law of which governs the perfection of the security interest in the Intermediate Term Customer Loans subject to this Agreement) thereof

     "Intermediate Term Customer Loan Note" means any promissory note evidencing the indebtedness of a Customer under an Intermediate Term Customer Loan and each Customer Advance made in respect thereof; together with any modifications thereto.

     "Intermediate Term Customer Loan-Equipment" shall mean Customer Advances comprising an Intermediate Term Customer Loan (a) made to a Customer to finance the acquisition of Equipment by such Customer or to refinance a loan made to finance the acquisition of Equipment by such Customer and (b) which is secured by a Lien in such Equipment and proceeds thereof.

       "Intermediate Term Customer Loan-Real Estate" shall mean Customer Advances comprising an Intermediate Term Customer Loan made to a Customer to finance the acquisition of Real Estate by such Customer or to refinance a loan made to finance the acquisition of Real Estate by such Customer and (b) which is secured by a Lien in such Real Estate and proceeds thereof.

     "Net Aggregate Eligible Intermediate Term Advances" shall mean, at any time, the aggregate outstanding principal balance of the Eligible Intermediate Term Advances outstanding at such time minus the Intermediate Term Credit Factor Adjustment at such time.

     "Permitted Encumbrances" shall mean, with respect to any Customer Collateral securing payment of Customer Loan, liens against such Customer Collateral (i) which are by statute granted priority over the lien therein granted to the Borrower pursuant to the Customer Loan Documents or (ii) which secure Indebtedness to Persons other than the Borrower which has been deducted by the Borrower in setting the credit limit for the related Customer.

     "Primary Intermediate Term Customer Collateral" shall mean, with respect to an Intermediate Term Customer Loan, the Real Estate securing payment of such Customer Loan and the Equipment securing payment of such Customer Loan.

     "Primary Intermediate Term Customer Collateral Sub-Limit" shall mean, at any time, with respect to the Primary Intermediate Term Customer Collateral securing payment of an Intermediate Term Customer Loan, the sum of (a) the lesser of (i) seventy percent (70.0%) of the appraised value of such Primary Intermediate Term Customer Collateral which is Real Estate or (ii) the prevailing (or actual) cash rent value of such Real Estate divided by 7.0% plus
(b) sixty percent (60.0%) of the market value (established in accordance with the Credit Policy) for such Primary Intermediate Term Customer Collateral which is Equipment.

     "Real Estate" shall mean land, and any buildings, improvements and fixtures thereon, used for agricultural or farming purposes.

     "Related Customer" shall mean, with respect to any Customer, at any time, (a) all Affiliates of such Customer and (b) all the lineal descendants and ascendants of such Customer, all brothers, sisters, step-mothers, step-sisters, half-brothers and half-sisters of such Customers and the spouse of any of the foregoing.

     "Stated Line of Credit Commitments" shall mean, at any time with respect to a Bank, the Line of Credit Commitment and the Intermediate Term Credit Commitment of such Bank.

     "Total Intermediate Term Credit Advance" shall mean the aggregate amount of all Intermediate Term Credit Advances made by the Banks on the same Borrowing Date.

     "Total Intermediate Term Credit Commitment" shall mean the aggregate amount of the Intermediate Term Credit Commitments of all the Banks.

     "Total Intermediate Term Credit Loan" shall mean the aggregate of all outstanding Intermediate Term Credit Loans of the Banks.

     "Total Line of Credit Advance" shall mean the aggregate amount of all Line of Credit Advances made by the Banks on the same
Borrowing Date.

     "Total Line of Credit Commitment" shall mean the aggregate amount of the Line of Credit Commitments of all the Banks.

     "Total Line of Credit Loan" shall mean the aggregate of all outstanding Line of Credit Loans of the Banks.

     "Total Stated Line of Credit Commitment" shall mean the aggregate of the Stated Line of Credit Commitments of all the Banks.

     "UCC" shall have the meaning attributed to it in the Asset
Securitization Credit Agreement.

                         SCHEDULE IIA

                    INTERMEDIATE TERM CREDIT



                         ARTICLE IIA

          AMOUNT AND TERMS OF INTERMEDIATE TERM CREDIT

     Section 2A.0I Intermediate Term Credit Facility. (a) Intermediate Term Credit. Subject to the terms and conditions hereof; a line of credit arrangement is established by the Banks in favor of the Borrower (the "Intermediate Term Credit") whereby each Bank agrees, severally and not jointly, to make advances and loans to the Borrower, on such Borrowing Dates prior to March 1, 1999, as the Borrower shall select, on a prorata basis as to each such Intermediate Term Credit Advance requested by the Borrower on such Borrowing Date determined by such Bank's Intermediate Term Credit Applicable Percentage in an amount up to but not exceeding the Intermediate Term Credit Commitment of such Bank; provided, however, that the Banks will not be required and shall have no obligation to make any Intermediate Term Credit Loan (i) so long as a Default or Event of Default has occurred and is continuing, or
(ii) if an Acceleration has occurred, or (iii) at anytime after February 28, 1999; provided further, however, that immediately after giving effect to each such Intermediate Term Credit Advance, the aggregate outstanding principal amount of the Loan shall not exceed the lesser of the Intermediate Term Credit Borrowing Base or the Total Intermediate Term Credit Commitment.

     (b) Advances. Each Intermediate Term Credit Loan made by a Bank on a Borrowing Date shall be in an amount equal to such Bank's Intermediate Term Credit Applicable Percentage of each Intermediate Term Credit Advance to be made to the Borrower on such Borrowing Date. No Bank shall have any obligation to make any Intermediate Term Credit Loan after the Intermediate Term Credit Maturity Date or after such obligation is sooner terminated or cancelled by the Banks pursuant to the rights afforded them herein. Within such limits, the Borrower may, within the limits of this Section 2A.01, and subject to Article VI hereof; borrow, repay pursuant to Section 2A.03(b) hereof and reborrow funds under this Section 2A.01. Notwithstanding any other provision of this Agreement, in no event shall any Bank be obligated to make an Intermediate Term Credit Loan if immediately thereafter the aggregate outstanding principal amount of all of such Bankts Intermediate Term Credit Loans would exceed the lesser of such Bank's then applicable Intermediate Term Credit Commitment or such Bank's Intermediate Term Credit Applicable Percentage of the Intermediate Term Credit Borrowing Base. Each such Intermediate Term Credit Advance shall be comprised of Variable Rate Loans or Fixed Rate Loans as specified by the Borrower in the notice of advance request given pursuant to Section 2A.05. Each Intermediate Term Credit Advance shall be in an aggregate principal amount that is an integral multiple of

$50,000 and not less than $1,000,000.00 in the case of an Intermediate Term Credit Advance comprised of Fixed Rate Loans or $250,000.00 in the case of an Intermediate Term Credit Advance comprised of Variable Rate Loans, or, an aggregate principal amount equal to an amount which will utilize in full the remaining amount then available to be borrowed under the Intermediate Term Credit. The failure by any Bank to make any Intermediate Term Credit Loan on the specified Borrowing Date shall not relieve any other Bank of its obligation (if any) to make its own Intermediate Term Credit Loan on such Borrowing Date, but no Bank shall be responsible for the failure of any other Bank to make the Intermediate Term Credit Loan of such other Bank.

     Section 2A.02 Intermediate Term Credit Note. The Intermediate Term Credit Loans made by each Bank shall be evidenced by a properly executed promissory note of the Borrower substantially in the form of Exhibit H attached hereto (completed with appropriate insertions), payable to the order of such Bank in a stated principal amount equal to such Bank's Intermediate Term Credit Commitment (each such promissory note and each modification, extension or replacement thereof or substitution therefor shall hereinafter be called the "Intermediate Term Credit Note"). Each Bank is hereby authorized to record the date, Type, and amount of each Intermediate Term Credit Loan made by such Bank, each continuation thereof; each conversion of all or a portion thereof to another Type, the date and amount of each payment or prepayment of principal thereof and, in the case of Fixed Rate Loans, the length of each Interest Period with respect thereto, on the schedule annexed to and constituting a part of its Intermediate Term Credit Note, and any such recordation shall constitute prima facie evidence of the accuracy of the information so recorded; provided, however, that the failure to make any such recordation shall not affect the obligations of the Borrower hereunder or under any Intermediate Term Credit Note.

     Section 2A.03 Principal.

     (a) Mandatory Repayments. The Borrower shall be obligated to make a principal repayment of the Total Intermediate Term Loan on each Business Day in an amount equal to the Intermediate Term Borrowing Base Deficit on such Business Day, together with accrued interest on such principal amount repaid through the date of payment. The entire aggregate outstanding principal of each Bank's Intermediate Term Credit Loans and each Bank's Intermediate Term Credit Note shall be due and payable in full on the Termination Date. Mandatory principal repayments shall be applied first to Intermediate Term Credit Advances comprised of Variable Rate Loans. If a mandatory principal repayment is applied to Intermediate Term Credit Advances comprised of Fixed Rate Loans on a date other than the last day of the Interest Period therefor, the Borrower shall pay to each Bank an amount sufficient to compensate such Bank for any loss, cost or expenses incurred by such Bank as provided in
Section 2A. 17 hereof

     (b) Optional Prepayments. The Borrower shall have the right to prepay all or a portion of the Total Intermediate Term
Credit Loan at any time upon notice to the

                     Administrative Agent, prior to the time
payment is made, on the date of prepayment in the case of Variable Rate Loans and upon notice to the Administrative Agent given no later than 12:00 noon (New York City time) on the third Business Day prior to the date of prepayment in the case of Fixed Rate Loans, which notice shall specify the Intermediate Term Credit Advance being prepaid, the aggregate amount thereof to be prepaid, and the date of prepayment. Any repayment of an Intermediate Term Credit Advance shall be in an aggregate principal amount which is an integral multiple of $50,000.00 and not less than $1,000,000.00 in the case of an Intermediate Term Credit Advance comprised of Fixed Rate Loans or $250,000.00 in the case of an Intermediate Term Credit Advance comprised of Variable Rate Loans or in either case an amount sufficient to repay the outstanding principal amount of such Intermediate Term Credit Advance. If a prepayment of an Intermediate Term Credit Advance comprised of Fixed Rate Loans is made on a date other than the last day of the Interest Period therefor, the Borrower shall pay to each Bank an amount sufficient to compensate such Bank for any loss, cost or expenses incurred by such Bank as provided in Section 2A. 17 hereof. Amounts prepaid may be reborrowed as permitted under Section 2A.01, subject to the provisions of Section 6.02 hereof.

     (c) Loss Indemnification. The provisions of Section 2A. 17 hereof shall apply to each mandatory repayment and optional prepayment of any Fixed Rate Loan.

     Section 2A.04 Interest.

     (a) Rate Prior to Delinquency. (i) Subject to the provisions of Section 2A.04(b), each Intermediate Term Credit Advance comprised of Base Rate Loans shall bear interest at a rate per annum equal to the Base Rate plus one-half percent (0.50%). The interest rate on Intermediate Term Credit Advances comprised of Base Rate Loans shall change as and when the Base Rate changes, effective as of the opening of business on the day on which such change in the Base Rate becomes effective.

     (ii) Subject to the provisions of Section 2A.04(b), each Intermediate Term Credit Advance comprised of Fed Funds Rate Loans shall bear interest at a rate per annum equal to the Fed Funds Rate plus a two and one-half percent (2.50%). The interest rate on Intermediate Term Credit Advances comprised of said Fed Funds Rate Loans shall change as and when the Fed Funds Rate changes, effective as of the opening of business on the day in which such change in the Fed Funds Rate becomes effective.

     (iii) Subject to the provisions of Section 2A.04(b), each Intermediate Term Credit Advance comprised of LIBOR Loans shall bear interest at a rate per annum equal to the LIBO Rate for the Interest Period in effect for such Intermediate Term Credit Advance plus two percent (2.00%).

     (iv) Interest on each Intermediate Term Credit Advance shall accrue from and including the first day of an Interest Period to but excluding the last day of such Interest

Period or the day such Intermediate Term Credit Advance is paid in full if such day is other than the last day of such Interest
Period.

     (b) Default Rate. Any principal of or interest on a Intermediate Term Credit Loan not paid when due (whether at maturity, by acceleration or otherwise) shall, from the due date therefrom until paid, bear interest at a rate per annum (computed on the same basis as a Base Rate Loan) equal to the Default Rate. The Default Rate shall increase or decrease, without limit, as and when the Base Rate changes, effective as of the opening of business on the day on which such change in the Base Rate becomes effective.

     (c) Required Payments. Interest on each Intermediate Term Credit Advance comprised of Fixed Rate Loans shall be due and payable on the last day of the Interest Period applicable to such Intermediate Term Credit Advance or the day such Intermediate Term Credit Advance is paid in full if such day is other than the last day of such Interest Period. Interest on each Intermediate Term Credit Advance comprised of Variable Rate Loans shall be due and payable on the first day of each month and on the day such Intermediate Term Credit Advance is paid in full. If in accordance with the foregoing interest on any Intermediate Term Credit Advance would be due and payable on a day which is not a Business Day, such interest shall be due and payable on the next Business Day, however, interest shall continue to accrue until paid. Accrued and unpaid interest on all Intermediate Term Credit Advances shall be due and payable on the Termination Date.

     Section 2A.05  Notice of Advance Requests.  The provisions of
Section 2.05 applicable to Advances shall also apply to each request for an Intermediate Term Credit Advance and the Borrower shall designate in each notice given pursuant to Section 2.05 whether a Line of Credit Advance or an Intermediate Term Credit Advance is being requested and the principal amount of each such Advance.

     Section 2A.06 Intermediate Term Advances. Each Intermediate Term Advance shall be comprised of Fixed Rate Loans, Base Rate Loans or Fed Funds Rate Loans as the Borrower may request pursuant to Section 2A.05 hereof The Borrower may refinance all or any part of any Intermediate Term Advance with an Intermediate Term Advance of the same or a different Type, subject, in each case, to the conditions and limitations set forth in this Agreement. Any Intermediate Term Advance or portion thereof refinanced in accordance with the foregoing shall be deemed to be repaid or prepaid in accordance with Section 2A.03, with the proceeds of a new Intermediate Term Advance and the proceeds of the new Intermediate Term Advance, to the extent they do not exceed the principal amount of the Intermediate Term Advance being refinanced, shall not be paid by the Banks to the Administrative Agent or by the Administrative Agent to the Borrower pursuant to Section 2A. 11 hereof. Notwithstanding any other provision of this Agreement, the Borrower shall not be entitled to request any Intermediate Term Advance if the Interest Period requested with respect thereto would end after the Intermediate Term Credit Maturity Date.

     Section 2A.07 Use of Proceeds. Proceeds of the Intermediate
Term Credit Advances shall be used for the Borrower's working capital.

     Section 2A.08 Intermediate Term Credit Facility Fee. The Borrower agrees to pay the Administrative Agent, for the pro rata benefit of each Bank based on their Intermediate Term Credit Applicable Percentages, a non-refundable fee (the "Intermediate Term Credit Facility Fee") equal to one-quarter percent (0.25%) of the daily amount by which the Total Intermediate Term Credit Commitment exceeds the average daily outstanding principal balance of the Total Intermediate Term Credit Loan from the effective date hereof in the case of each Bank that is a signatory hereto and from the effective date specified in the Assignment Certificate pursuant to which such Bank became a Bank in accordance with Section 13.14 in the case of each other Bank until the Termination Date. The Intermediate Term Credit Facility Fee shall be payable on the last day of each fiscal quarter of the Borrower, in arrears, prior to March 1, 1999. No portion of any Intermediate Term Credit Facility fee paid to the Administrative Agent shall be refunded for any reason, irrespective of the occurrence of the Termination Date prior to March 1, 1999. Upon receipt of any Intermediate Term Credit Facility Fee, the Administrative Agent shall promptly thereafter distribute to each Bank an amount equal to such Bank's Intermediate Term Credit Applicable Percentage of such Intermediate Term Credit Facility Fee paid to the Administrative Agent.

     Section 2A.09 Calculation of Interest Maximum Lawful Rates. All interest and fees charged hereunder with respect to all Intermediate Term Credit Advances, Intermediate Term Credit Loans and the Intermediate Term Credit Facility Fees and each Intermediate Term Credit Note shall be calculated based on a year of 360 days and the actual number of days elapsed. If at any time the interest rate hereunder or under any Intermediate Term Credit Note exceeds the highest lawful rate, interest shall accrue at the highest lawful rate. If any payment by or on behalf of the Borrower is received after 2:00 p.m. New York City time) on any Business Day, it wilt be deemed to be received on the next succeeding Business Day. If the time for payment of any amount hereunder is extended by operation of law or otherwise, interest shall continue to accrue for such extended period.

       Section 2A. 10 Notice of Changes in Base Rate. During the effective period of this Agreement, the Administrative Agent shall promptly advise Borrower of changes in the Base Rate; provided, however, that the failure to give such advice or the failure to give such advice promptly shall not affect the obligation of the Borrower to pay interest in accordance with the terms of any Intermediate Term Credit Note and of this Agreement.

     Section 2A 11  Funding and Disbursements.  The provisions of
Section 2.11 applicable to Advances shall also apply to fundings of Intermediate Term Credit Advances by the Banks and disbursements of Intermediate Term Credit Advances to the Borrower.

     Section 2A.12 Payments. The provisions of Section 2.12 shall also apply to payments made in respect of Intermediate Term Credit Loans.

     Section 2A.13 Application of Payments. The provisions of
Section 2.13 applicable to Loans shall also control the application of payments made in respect of Intermediate Term Credit Loans. Each Bank agrees that in computing such Bank's portion of any Intermediate Term Credit Advance to be made hereunder or the portion of any payment to be allocated to such Bank hereunder, the Administrative Agent may, in its sole discretion, round each Bank's portion of such payment to the next higher or lower whole dollar amount. Amounts paid by the Borrower pursuant to Sections 2A.15, 2A.16 or 2A.17 or Article XI shall be remitted to the Administrative Agent or the Banks entitled thereto.

     Section 2A.14 Non-Receipt of Funds by Administrative Agent.
The provisions of Section 2.14 applicable to fundings of Advances shall also apply to fundings by a Bank of an Intermediate Term
Credit Advance.

     Section 2A.15 Increased Cost. The provisions of Section 2.15 applicable to Line of Credit Loans and Line of Credit Notes and the determination of the amount of and payments of increased costs with respect thereto shall also apply to Intermediate Term Credit Loans and Intermediate Term Credit Notes, respectively, and the determination of the amount of and payment of increased costs with respect thereto. The payment of the additional amounts required hereunder shall be made by the Borrower immediately on the date any Bank gives the required notice to the Borrower.

     Section 2A.16 Risk-Based Capital. The provisions of Section
2.16 applicable to Line of Credit Loans and the determination of the amount of and payment of additional costs with respect thereto shall also apply to Intermediate Term Credit Loans and the determination of the amount of and payment of additional costs with respect thereto. The payment of the additional amounts required hereunder shall be made by the Borrower within 30 days after the date any Bank gives the required notice to the Borrower.

Section 2A.17  Funding Loss Indemnification.  The provisions of
Section 2.17 applicable to a Line of Credit Loan and the compensation to a Bank for any loss, cost, or expense incurred as a result of a repayment or prepayment of a Fixed Rate Loan or the Borrower's failure to borrow, renew or convert an Advance shall also apply to Intermediate Term Credit Loans and the compensation to a Bank for any loss, cost or expense incurred as a result of a repayment or prepayment of a Fixed Rate Loan comprised of Intermediate Term Credit Advances and the Borrower's failure to borrow, renew or convert an Intermediate Term Credit Advance.

     Section 2A.18 Survival. The Borrower's agreements and obligations under Sections 2A.12, 2A.15, 2A.16 and 2A.17 shall survive the payment of all Intermediate Term Credit Loans hereunder.

     Section 2A.19 Pro Rata Treatment. Except as otherwise specifically provided herein, each Intermediate Term Credit Loan, each payment or prepayment of principal of the Loan, each payment of interest on the Loan, each payment of the Intermediate Term Credit Fee and a Default Fee, each conversion into, or out of; and renewals of; Fixed Rate Loans shall be allocated pro rata among the Banks in accordance with each Bank's Intermediate Term Credit Applicable Percentage. Each Bank agrees that in computing such amount of any Intermediate Term Credit Loan to be made by such Bank or any payment to be allocated to such Bank hereunder, the Administrative Agent may, in its discretion, round the dollar amount of each Bank's Intermediate Term Credit Loan to the next higher or lower whole dollar amount.

     Section 2A.20 References to Advances. Each reference to "Advances" and "Advance" in the provisions of Section 2.05, 2.11, 2.12, 2.13, 2.14, 2.15, 2.16 and 2.18 made applicable to
Intermediate Term Credit Advances or an Intermediate Term Credit Advance as provided in this Article IIA shall mean and refer, respectively, to Intermediate Term Credit Advances and an Intermediate Term Credit Advance for purposes of this Article IIA.

     Section 2A.21 Collateral Allocation Summary. The Borrower shall complete and furnish to the Custodian a Collateral Allocation Summary promptly after each allocation of Primary Intermediate Term Customer Collateral is made by the Borrower to support a credit limit established for a Customer or a Customer Crop Input Loan.

                              AG SERVICES OF AMERICA, INC.

                                   EXHIBIT 10.24

                         AMENDMENT NO. 1 TO CREDIT AGREEMENT

                                                  EXECUTION COPY


                                   AMENDMENT NO. 1
                              dated as of March 9, 1998
                                        to
                                   CREDIT AGREEMENT
                              dated as of March 12, 1997

     THIS AMENDMENT NO.1 to CREDIT AGREEMENT, dated as of March 9, 1998 (this "Amendment") is made by AG ACCEPTANCE CORPORATION, a Delaware corporation (the "Borrower"), TRIPLE-A ONE FUNDING CORPORATION, a Delaware corporation ("Triple-A"), AG SERVICES OF AMERICA, INC., an Iowa corporation ("Ag Services"), in its capacity as Servicer hereunder (in such capacity, the "Servicer"), CapMAC FINANCIAL SERVICES, INC. ("CFS"), as Administrative Agent (the "Administrative Agent") and CAPITAL MARKETS ASSURANCE CORPORATION, a New York insurance company ("CapMAC"), in its separate capacities as Collateral Agent (the "Collateral Agent") and as Surety (the "Surety"). Capitalized terms used herein and not defined herein shall have the meanings assigned to them in the Credit Agreement.

                    W I T N E S S E T H:

     WHEREAS, the Borrower, Triple-A, the Servicer, the
Administrative Agent and the Collateral Agent are parties to a certain Credit Agreement dated as of March 12, 1997 (the "Credit
Agreement");

     WHEREAS, the Borrower, Triple-A, the Servicer, the
Administrative Agent and the Collateral Agent have agreed to amend the Credit Agreement, and CapMAC, as the Surety has agreed to such amendment, in each case, on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises set forth above) and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the Borrower, Triple-A, the Servicer, the Administrative Agent, and the Collateral Agent hereby agree as follows:
     Section 1.     Amendment of the Credit Agreement

     Subject to the fulfillment of the conditions precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows:

     (a) The defined term "DIP Financing Limit" set forth in
Section 1.01 of the Credit Agreement is hereby amended by deleting "5%" contained in clause (i) thereof and substituting with "7.5%" therefor;

     (b)  The defined term "Facility Limit" set forth in Section
1.01 of the Credit Agreement is hereby amended by deleting
"$135,000,000" contained thereof and substituting with "$[171,000,000]" therefor;

     (c) Section 9.01(o) of the Credit Agreement is hereby amended by deleting "ten percent (10%)" contained in clause (i) thereof and substituting the phrase "eight percent (8%)" therefor;

     (d) Section 9.01(g) of the Credit Agreement is hereby amended by deleting "one percent (1%)" contained in clause (iii) thereof and substituting the phrase "two percent (2%)" therefor; and

     (e) The List of Credit Factors, as set forth under Exhibit J to the Credit Agreement, is hereby deleted in its entirety and Exhibit J attached hereto shall be substituted therefor.


     Section 2. Conditions Precedent. This Amendment shall become effective and shall be deemed effective as of the date first above written upon the receipt by the Administrative Agent of each of the following:

     (i) signed counterparts of this Amendment executed by each of the Borrower, Triple-A, the Servicer, the Administrative Agent, the Collateral Agent and the Surety; and

     (ii) evidence that Triple-A has delivered a description of this Amendment to each Liquidity Bank and has certified that this Amendment has no material adverse effect on the Liquidity Banks' rights, obligations or interests under the Liquidity Agreement.

     Section 3. Representations and Warranties. The Borrower hereby represents and warrants that (i) the representations and warranties contained in the Credit Agreement are correct in all material respects as though made on and as of the date of this Amendment, other than any such representation or warranty which relates to a specified prior date, and (ii) no Event of Default or Unmatured Event of Default has occurred and is continuing.

     Section 4. Effect on the Credit Agreement. Except as specifically set forth above, (i) the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed; and (ii) the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or Triple-A under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement or of any Event of Default or Unmatured Event of Default in existence on the date of this Amendment.

     Section 5. Execution in Counterparts. This Amendment may be executed in any numbers of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

     Section 6. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New
York.

     Section 7. Section Titles. The section titles contained in this Amendment are and shall be without substance, meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as the date first above written.

                         AG ACCEPTANCE CORPORATION



                         By:  ________________________

                         Title:_______________________


                         AG SERVICES OF AMERICA, INC.



                         By: _________________________

                         Title:_______________________


                         TRIPLE-A ONE FUNDING CORPORATION

                         By:  Capital Markets Assurance
                              Corporation, its Attorney-in-Fact


                         By:  ___________________________

                         Title:__________________________


                         CAPITAL MARKETS ASSURANCE
                         CORPORATION, in its capacity as Collateral
                         Agent and Surety.


                         By:  ___________________________

                         Title:__________________________


                         CAPMAC FINANCIAL SERVICES, INC.
                         as Administrative Agent


                         By:  ____________________________

                         Title: __________________________

                         EXHIBIT I
                              to
                    Credit Agreement


                        List of Credit Factors
                        ----------------------
Irrigated Crops                95%
Non-irrigated Crops            90%